                           (Filed pursuant to Rule 433; SEC File No. 333-130210)

CCM
CARRINGTON CAPITAL MANAGEMENT

MBS NEW ISSUE TERM SHEET

$959,704,000 (APPROXIMATE)

--------------------------------------------------------------------------------
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1
ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

OPTION ONE MORTGAGE CORPORATION
Originator & Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1
Issuing Entity

MARCH 7, 2006

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.                                            BEAR STEARNS

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.
This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered
Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being sold when, as and if issued. The depositor is not obligated to issue such Offered Certificates or any similar security and the underwriter's obligation to deliver such Offered
Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such
Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

                                        1
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                           $959,704,000 (APPROXIMATE)

--------------------------------------------------------------------------------
                CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1
                     ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

                            CARRINGTON SECURITIES, LP
                                     Sponsor

                         OPTION ONE MORTGAGE CORPORATION
                              Originator & Servicer

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    Depositor

                CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1
                                 Issuing Entity

TRANSACTION HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DISTRIBUTION          INITIAL
OFFERED                                                 EXPECTED RATINGS      AVG LIFE(1)(2)       WINDOW(1)(2)       SUBORDINATION
CLASSES     BALANCE(3)     DESCRIPTION    BENCHMARK    (MOODY'S/S&P/FITCH)      CALL / MAT          CALL / MAT          LEVEL (%)
-----------------------------------------------------------------------------------------------------------------------------------

  A-1      412,077,000       FLT/SEN      1M LIBOR       Aaa / AAA / AAA       1.00 / 1.00        1 - 21 / 1 - 21         23.60
  A-2       50,000,000       FLT/SEN      1M LIBOR       Aaa / AAA / AAA       1.80 / 1.80       21 - 22 / 21 - 22        23.60
  A-3      295,377,000       FLT/SEN      1M LIBOR       Aaa / AAA / AAA       3.00 / 3.15       22 - 71 / 22 - 106       23.60
  A-4       18,025,000       FLT/SEN      1M LIBOR       Aaa / AAA / AAA       5.95 / 11.09     71 - 71 / 106 - 171       23.60
  M-1       37,048,000      FLT/MEZZ      1M LIBOR       Aa1 / AA+ / AA+       5.06 / 5.55       53 - 71 / 53 - 145       19.95
  M-2       35,018,000      FLT/MEZZ      1M LIBOR        Aa2 / AA / AA+       4.71 / 5.18       48 - 71 / 48 - 139       16.50
  M-3       20,808,000      FLT/MEZZ      1M LIBOR        Aa3 / AA / AA        4.53 / 4.99       45 - 71 / 45 - 133       14.45
  M-4       18,778,000      FLT/MEZZ      1M LIBOR        A1 / AA / AA-        4.44 / 4.89       44 - 71 / 44 - 128       12.60
  M-5       17,255,000      FLT/MEZZ      1M LIBOR         A2 / A+ / A+        4.38 / 4.81       42 - 71 / 42 - 124       10.90
  M-6       16,240,000      FLT/MEZZ      1M LIBOR         A3 / A+ / A-        4.33 / 4.73       41 - 71 / 41 - 119        9.30
  M-7       15,225,000      FLT/MEZZ      1M LIBOR        Baa1 / A / A-        4.29 / 4.67       40 - 71 / 40 - 114        7.80
  M-8       13,195,000      FLT/MEZZ      1M LIBOR       Baa2 / A- / BBB+      4.26 / 4.61       39 - 71 / 39 - 108        6.50
  M-9       10,658,000      FLT/MEZZ      1M LIBOR      Baa3 / BBB+ / BBB      4.22 / 4.54       39 - 71 / 39 - 102        5.45
M-10(4)     12,688,000      FLT/MEZZ      1M LIBOR       Ba1 / BBB / BBB       4.21 / 4.47       38 - 71 / 38 - 96         4.20
-----------------------------------------------------------------------------------------------------------------------------------

1.    Certificates are priced to the 10% optional clean-up call.

2.    Based on the pricing prepayment assumption described herein.

3.    Certificate sizes subject to a variance of +/- 5%.

4.    The Class M-10 Certificates are not offered hereby.

PRICING PREPAYMENT ASSUMPTION

2-YEAR AND SHORTER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in
month 1, building to 30.0% by month 12; 30.0% CPR for months 13-22; 60.0% CPR for months 23-27; 35.0% CPR for months 28 and thereafter.

3-YEAR AND LONGER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in
month 1, building to 30.0% by month 12; 30.0% CPR for months 13-34; 60.0% CPR for months 35-39; 35.0% CPR for months 40 and thereafter.

FIXED-RATE MORTGAGE LOANS: 4.0% CPR growing to 23.0% CPR over 12 months and remaining at 23.0% CPR thereafter.

                                        2
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TRANSACTION OVERVIEW
-----------------------------------------------------------------------------------------------------------------------------

ISSUING ENTITY:                 Carrington Mortgage Loan Trust, Series 2006-OPT1.
-----------------------------------------------------------------------------------------------------------------------------
DEPOSITOR:                      Stanwich Asset Acceptance Company, L.L.C.
-----------------------------------------------------------------------------------------------------------------------------
SPONSOR:                        Carrington Securities, LP.
-----------------------------------------------------------------------------------------------------------------------------
ORIGINATOR & SERVICER:          Option One Mortgage Corporation.
-----------------------------------------------------------------------------------------------------------------------------
TRUSTEE:                        Wells Fargo Bank, N.A.
-----------------------------------------------------------------------------------------------------------------------------
CUSTODIAN:                      Wells Fargo Bank, N.A.
-----------------------------------------------------------------------------------------------------------------------------
LEAD MANAGER:                   Bear, Stearns & Co. Inc.
-----------------------------------------------------------------------------------------------------------------------------
CO-MANAGERS:                    Citigroup Global Markets Inc.
                                Northeast Securities
-----------------------------------------------------------------------------------------------------------------------------
CAP CONTRACTS PROVIDER:         Swiss Re Financial Products.
-----------------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES:           Approximately $775,479,000 senior floating-rate certificates consisting of the Class A-1,
                                Class A-2, Class A-3 and Class A-4 Certificates (together the "Class A Certificates") and approximately $196,913,000 mezzanine floating rate certificates consisting of the Class M-1,
                                Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and
                                Class M-10 Certificates (together the "Class M Certificates" or the "Mezzanine
                                Certificates"). The Class A Certificates and the Class M Certificates (other than the Class
                                M-10 Certificates) are referred to herein as the "Offered Certificates". The Offered
                                Certificates and the Class M-10 Certificates are backed by adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first lien and second lien, closed-end, subprime, mortgage loans (the "Mortgage Loans").
-----------------------------------------------------------------------------------------------------------------------------
NON-OFFERED CERTIFICATES:       The Class M-10, Class CE, Class P and Class R Certificates will not be offered pursuant to the prospectus.
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE LOANS:                 As of March 1, 2006, the Mortgage Loans will consist of approximately 4,736 adjustable-rate and fixed-rate, interest-only, balloon and fully-amortizing, first and second lien, closed-end, subprime mortgage loans, with a scheduled principal balance of approximately
                                $1,015,025,383.
-----------------------------------------------------------------------------------------------------------------------------
EXPECTED PRICING DATE:          On or about March 9, 2006.
-----------------------------------------------------------------------------------------------------------------------------
CLOSING DATE:                   On or about March 14, 2006.
-----------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE:                   March 1, 2006.
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION DATE:              The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in April 2006.
-----------------------------------------------------------------------------------------------------------------------------

                                        3
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TRANSACTION OVERVIEW
-----------------------------------------------------------------------------------------------------------------------------

RECORD DATE:                    The business day immediately preceding each Distribution Date.
-----------------------------------------------------------------------------------------------------------------------------
DELAY DAYS:                     Zero days on all Class A and Mezzanine Certificates.
-----------------------------------------------------------------------------------------------------------------------------
DUE PERIOD:                     The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.
-----------------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL PERIOD:        The Interest Accrual Period for any Distribution Date and for the Class A Certificates and
                                Mezzanine Certificates is the period commencing on the Distribution Date of the month immediately preceding the month in which the Distribution Date occurs or, in the case of the first Distribution Date, commencing on the Closing Date, and ending on the day preceding the
                                Distribution Date. All distributions of interest on the Class A Certificates and Mezzanine
                                Certificates will be based on a 360-day year and the actual number of days in the applicable
                                Interest Accrual Period.
-----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT PERIOD:              The Prepayment Period with respect to any Distribution Date is the period beginning on the
                                16th day of the calendar month immediately preceding the month in which the Distribution Date occurs to the 15th day of the then current calendar month.
-----------------------------------------------------------------------------------------------------------------------------
ERISA CONSIDERATIONS:           Subject to the considerations in the Prospectus Supplement, it is expected that the Offered
                                Certificates will be eligible for purchase by certain ERISA plans as of the Closing Date.
                                However, investors should consult with their counsel with respect to the consequences under
                                ERISA and the Internal Revenue Code of an ERISA plan's acquisition and ownership of such
                                Certificates.
-----------------------------------------------------------------------------------------------------------------------------
LEGAL INVESTMENT:               The Offered Certificates will NOT constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").
-----------------------------------------------------------------------------------------------------------------------------
TAX STATUS:                     For federal income tax purposes, each Offered Certificate will represent beneficial ownership of a REMIC regular interest and an interest in a interest rate cap agreement.
-----------------------------------------------------------------------------------------------------------------------------
FORM OF REGISTRATION:           Book-entry form through DTC, Clearstream and Euroclear.
-----------------------------------------------------------------------------------------------------------------------------
MINIMUM DENOMINATIONS:          Class A and Class M-1 Certificates: $100,000 and integral multiples of $1 in excess thereof.

                                Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and
                                Class M-10 Certificates: $250,000 and integral multiples of $1 in excess thereof.
-----------------------------------------------------------------------------------------------------------------------------

                                        4
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TRANSACTION OVERVIEW
-----------------------------------------------------------------------------------------------------------------------------

OPTIONAL TERMINATION:           At its option, the majority holder of the Class CE Certificates, in accordance with the terms of the Pooling and Servicing Agreement, may purchase all of the Mortgage Loans, together with any properties in respect of such Mortgage Loans acquired on behalf of the trust, and thereby effect termination and early retirement of the certificates, after the aggregate principal balance of (i) the Mortgage Loans remaining in the trust at the time of such purchase, and
                                (ii) properties acquired in respect of such Mortgage Loans has been reduced to less than 10%
                                of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.
-----------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE FEE RATES:       The sum of (i) the "Servicing Fee", calculated at the "Servicing Fee Rate" of 0.30% per annum for the first 10 Due Periods, 0.40% per annum for the 11th through 30th Due Periods and 0.65%
                                per annum for all Due Periods thereafter, and (ii) the "Trustee Fee" calculated at the
                                "Trustee Fee Rate" of 0.0025% per annum. Administrative Fees will be paid monthly on the stated principal balance of the Mortgage Loans.
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL & INTEREST            The Servicer is required to advance delinquent payments of principal and interest on the
ADVANCES:                       Mortgage Loans to the extent such amounts are deemed recoverable. The Servicer is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.
-----------------------------------------------------------------------------------------------------------------------------
SERVICING ADVANCES:             The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage
                                Loans, as long as it deems all such costs to be recoverable. The Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.
-----------------------------------------------------------------------------------------------------------------------------
COMPENSATING INTEREST:          The Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the Mortgage Loans.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT
-----------------------------------------------------------------------------------------------------------------------------

CREDIT ENHANCEMENT:             1. Excess Spread
                                2. Overcollateralization
                                3. Subordination
-----------------------------------------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION           The Overcollateralization Amount with respect to any Distribution Date is the excess, if any,
AMOUNT:                         of (a) the aggregate principal balance of the Mortgage Loans (including Mortgage Loans related to any REO Property) as of the last day of the related Due Period over (b) the sum of the aggregate Certificate Principal Balance of the Class A Certificates, the Mezzanine
                                Certificates and the Class P Certificates, after giving effect to distributions to be made on such Distribution Date.
-----------------------------------------------------------------------------------------------------------------------------

                                        5
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT
-----------------------------------------------------------------------------------------------------------------------------

OVERCOLLATERALIZATION           The Overcollateralization Target Amount with respect to any Distribution Date is (a) prior to
TARGET AMOUNT:                  the Stepdown Date, an amount equal to approximately 4.20% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; (b) on or after the Stepdown Date, provided a
                                Trigger Event is not in effect, the greater of (i) approximately 8.40% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (ii) the Overcollateralization Floor Amount; or (c) on or after the
                                Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. Notwithstanding the foregoing, on and after any Distribution Date following the reduction of the aggregate Certificate Principal Balance of the Class A, Class M and Class P Certificates to zero, the Overcollateralization Target
                                Amount will be zero.
-----------------------------------------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION           An amount equal to approximately 0.50% of the aggregate principal balance of the Mortgage
FLOOR AMOUNT:                   Loans as of the Cut-off Date.
-----------------------------------------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION           An Overcollateralization Increase Amount with respect to any Distribution Date equals the
INCREASE AMOUNT:                lesser of (a) the Net Monthly Excess Cashflow for such Distribution Date and (b) the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization
                                Amount on such Distribution Date (calculated for this purpose only after assuming that 100%
                                of the Principal Remittance Amount on such Distribution Date has been distributed).
-----------------------------------------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION           An Overcollateralization Reduction Amount with respect to any Distribution Date is the lesser
REDUCTION AMOUNT:               of (a) the Principal Remittance Amount on such Distribution Date and (b) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (calculated for this purpose only after assuming that 100% of the Principal Remittance Amount on such Distribution
                                Date has been distributed) over (ii) the Overcollateralization Target Amount for such
                                Distribution Date.
-----------------------------------------------------------------------------------------------------------------------------
STEPDOWN DATE:                  The later to occur of (x) the Distribution Date occurring in April 2009 and (y) the first
                                Distribution Date on which the Credit Enhancement Percentage (calculated for this purpose only prior to any distribution of the Principal Distribution Amount to the holders of the
                                Certificates then entitled to distributions of principal on the related Distribution Date) is greater than or equal to approximately 47.20%.
-----------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT              The Credit Enhancement Percentage for any Distribution Date is the percentage obtained by
PERCENTAGE:                     dividing (x) the aggregate Certificate Principal Balance of the Mezzanine Certificates and
                                the Class CE Certificates, calculated after taking into account payments of principal on the
                                Mortgage Loans and distribution of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on the related Distribution Date, by
                                (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related
                                Due Period.
-----------------------------------------------------------------------------------------------------------------------------

                                        6
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
                                                        TARGETED ON AND AFTER
                                CLASS       INITIAL         STEPDOWN DATE
                                -----       -------     ---------------------
                                  A          23.60              47.20
                                 M-1         19.95              39.90
                                 M-2         16.50              33.00
                                 M-3         14.45              28.90
                                 M-4         12.60              25.20
                                 M-5         10.90              21.80
                                 M-6          9.30              18.60
                                 M-7          7.80              15.60
                                 M-8          6.50              13.00
                                 M-9          5.45              10.90
                                 M-10         4.20              8.40

-----------------------------------------------------------------------------------------------------------------------------

TRIGGER EVENT:                  With respect to any Distribution Date on or after the Stepdown Date, a Trigger Event is in effect if:

                                    1)  the percentage obtained by dividing (i) the Rolling Three-Month Delinquency Average plus the aggregate principal balance of the Mortgage Loans that, as of the last day of the previous calendar month, are in foreclosure, have been converted to REO
                                        Properties or have been discharged due to bankruptcy, by (ii) the aggregate principal balance of the Mortgage Loans (including Mortgage Loans related to REO Property) as of the last day of the previous calendar month, exceeds 33.40% of the then Credit
                                        Enhancement Percentage for the prior Distribution Date; or

                                    2)  the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Due Period (reduced by the aggregate amount of Subsequent
                                        Recoveries received since the Cut-Off Date through the last day of the related Due
                                        Period) divided by the aggregate principal balance of the Mortgage Loans as of the
                                        Cut-Off Date exceeds the applicable percentages set forth below with respect to such
                                        Distribution Date.

                                    -----------------------------     ----------
                                          DISTRIBUTION DATE
                                            OCCURRING IN              PERCENTAGE
                                    -----------------------------     ----------
                                    April 2009 through March 2010       3.55%
                                    April 2010 through March 2011       5.55%
                                    April 2011 through March 2012       7.20%
                                      April 2012 and thereafter         7.70%

                                        7
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT
-----------------------------------------------------------------------------------------------------------------------------

SUBSEQUENT RECOVERIES:          Subsequent Recoveries are unanticipated amounts received on a liquidated Mortgage Loan that resulted in a Realized Loss in a prior month. If Subsequent Recoveries are received, they will be included as part of the Principal Remittance Amount for the following Distribution
                                Date and distributed in accordance with the priorities described in this term sheet. In addition, after giving effect to all distributions on a Distribution Date, the amount of such
                                Subsequent Recoveries will increase the Certificate Principal Balance first, of the Class A
                                Certificates then outstanding, if a Realized Loss has been allocated to the Class A
                                Certificates, on a pro-rata basis by the amount of such Subsequent Recoveries, and second, of the class of Mezzanine Certificates then outstanding with the highest distribution priority to which a Realized Loss was allocated. Thereafter, such class of Class A and Class M
                                Certificates will accrue interest on the increased Certificate Principal Balance.
-----------------------------------------------------------------------------------------------------------------------------
REO PROPERTY:                   REO Property is mortgaged property acquired by the Servicer through foreclosure or deed-in-lieu of foreclosure.
-----------------------------------------------------------------------------------------------------------------------------
ROLLING THREE-MONTH             With respect to any Distribution Date, the average aggregate principal balance of the
DELINQUENCY AVERAGE:            Mortgage Loans delinquent 60 days or more for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding months.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
-----------------------------------------------------------------------------------------------------------------------------
INTEREST DISTRIBUTION           On each Distribution Date, the Interest Remittance Amount will be distributed in the
PRIORITY:                       following order of priority:
-----------------------------------------------------------------------------------------------------------------------------
                                    1)  To the holders of each class of Class A Certificates, on a pro rata basis based on the entitlement of each such class, the Senior Interest Distribution Amount allocable to such class of Class A Certificates; and

                                    2)  Sequentially to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                        M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates in that order, the Interest Distribution Amount allocable to each such class.
-----------------------------------------------------------------------------------------------------------------------------

                                        8
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
-----------------------------------------------------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION          On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is
PRIORITY:                       in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                    1)  Sequentially, to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4
                                        Certificates, in that order, until the aggregate Certificate Principal Balance of each class of Class A Certificates has been reduced to zero, and;

                                    2)  Sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                        M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero.

                                Nothwithstanding the foregoing, if the Mezzanine Certificates are reduced to zero, principal distributions on the Class A Certificates will be allocated concurrently on a pro rata basis.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS IN EFFECT
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTION          On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event
PRIORITY:                       is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

                                    1)  Sequentially, to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4
                                        Certificates, in that order, up to an amount equal to the Class A Principal
                                        Distribution Amount, until the aggregate Certificate Principal Balances of each class of Class A Certificates has been reduced to zero, and;

                                    2)  Sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                        M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates in that order, up to an amount equal to the related class Principal Distribution Amount until the Certificate Principal Balance of each such class has been reduced to zero.

                                Nothwithstanding the foregoing, if the Mezzanine Certificates are reduced to zero, principal distributions on the Class A Certificates will be allocated concurrently on a pro rata basis.
-----------------------------------------------------------------------------------------------------------------------------

                                        9
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
EXCESS CASHFLOW WATERFALL
-----------------------------------------------------------------------------------------------------------------------------

MONTHLY EXCESS CASHFLOW         With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be paid as
DISTRIBUTIONS:                  follows:

                                    1)  To the holders of the class or classes of Class A Certificates and Mezzanine
                                        Certificates then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount, distributable as part of the Principal Distribution Amount;

                                    2)  Sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                                        Class M-7, Class M-8, Class M-9 and Class M-10 Certificates, in that order, in each case up to the related Interest Carry Forward Amount related to such certificates for such Distribution Date;

                                    3)  Concurrently, on a pro rata basis to the Class A-1, Class A-2, Class A-3 and Class
                                        A-4 Certificates, and then sequentially to the Class M-1, Class M-2, Class M-3, Class
                                        M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10
                                        Certificates, in that order, in each case up to the related Allocated Realized Loss
                                        Amount for such class of certificates for such Distribution Date;

                                    4)  To the reserve account, for distribution to the holders of the Class A and Class M
                                        Certificates, the aggregate amount of any Net WAC Rate Carryover Amounts for such classes, after taking into account amounts, if any, received under the cap contracts;

                                    5)  To the holders of the Class CE Certificates as provided in the Pooling and Servicing
                                        Agreement;

                                    6)  To the holders of the Residual Certificates, any remaining amounts; provided that if such Distribution Date is the Distribution Date immediately following the expiration of the latest prepayment charge term or any Distribution Date thereafter, then any such remaining amounts will be distributed first, to the holders of the Class P
                                        Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and second, to the holders of the Residual Certificates.
-----------------------------------------------------------------------------------------------------------------------------

                                        10
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
ALLOCATION OF LOSSES
-----------------------------------------------------------------------------------------------------------------------------

LOSS ALLOCATION:                Any Realized Losses on the Mortgage Loans will be allocated or covered on any Distribution
                                Date first, by Net Monthly Excess Cash Flow; second, by the Class CE Certificates, until the
                                Certificate Principal Balance of the Class CE Certificates has been reduced to zero; third, to the Class M-10 Certificates, until the Certificate Principal Balance of the Class M-10
                                Certificates has been reduced to zero; fourth, to the Class M-9 Certificates, until the
                                Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero; fifth, to the Class M-8 Certificates, until the Certificate Principal Balance of the Class M-8
                                Certificates has been reduced to zero; sixth, to the Class M-7 Certificates, until the
                                Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;
                                seventh, to the Class M-6 Certificates, until the Certificate Principal Balance of the Class
                                M-6 Certificates has been reduced to zero; eighth, to the Class M-5 Certificates, until the
                                Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero; ninth, to the Class M-4 Certificates, until the Certificate Principal Balance of the Class M-4
                                Certificates has been reduced to zero; tenth, to the Class M-3 Certificates, until the
                                Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;
                                eleventh, to the Class M-2 Certificates, until the Certificate Principal Balance of the Class
                                M-2 Certificates has been reduced to zero; twelfth, to the Class M-1 Certificates, until the
                                Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero; and
                                thirteenth, concurrently, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates
                                on a pro rata basis based on the Certificate Principal Balance of each such class, until their respective Certificate Principal Balances have been reduced to zero.

                                Once Realized Losses are allocated to the Class A and Mezzanine Certificates, such amounts with respect to the certificates will no longer accrue interest to the extent there are no
                                Subsequent Recoveries allocated to the certificates. However, the amount of any Realized
                                Losses allocated to the certificates may be distributed to the holders of those certificates from Net Monthly Excess Cashflow, as described in the Pooling and Servicing Agreement.
-----------------------------------------------------------------------------------------------------------------------------

                                        11
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-----------------------------------------------------------------------------------------------------------------------------

CAP CONTRACTS:                  The holders of the Class A Certificates and the holders of the Class M Certificates may benefit from a series of interest rate cap payments from Swiss Re Financial Products
                                Corporation pursuant to two separate cap contracts, in each case refered to as the Class A
                                Cap Contract and the Class M Cap Contract, respectively. The cap contracts are intended to partially mitigate for the first 33 Distribution Dates for the Class A Certificates and 38
                                Distribution Dates for the Class M Certificates beginning on the Distribution Date in April
                                2006, the interest rate risk that could result from the difference between (a) One Month
                                LIBOR plus the related margin and (b) the Net WAC Pass-Through Rate.

                                With respect to the Class A Certificates and each Distribution Date, payments under the related cap contract will be made based on (a) an amount equal to the Class A Cap Contract
                                Notional Balance for that Distribution Date and (b) the positive excess of (i) the lesser of
                                (x) One-Month LIBOR and (y) the Class A Ceiling Rate per annum, over (ii) the Class A Monthly
                                Strike Rate for that Distribution Date, calculated on an actual/360-day basis.

                                With respect to the Class M Certificates and each Distribution Date, payments under the related cap contract will be made based on (a) an amount equal to the Class M Cap Contract
                                Notional Balance for that Distribution Date and (b) the positive excess of (i) the lesser of
                                (x) One-Month LIBOR and (y) the Class M Ceiling Rate per annum, over (ii) the Class M Monthly
                                Strike Rate for that Distribution Date, calculated on an actual/360-day basis.
-----------------------------------------------------------------------------------------------------------------------------

                                        12
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-----------------------------------------------------------------------------------------------------------------------------

CLASS A CAP CONTRACT            With respect to any Distribution Date specified below and the cap contract relating to the
NOTIONAL BALANCE:               Class A Certificates, the lesser of (1) the aggregate Certificate Principal Balance of the
                                Class A Certificates immediately prior to that Distribution Date, and (2) the amount specified below for that Distribution Date:

                                   --------------     --------------          --------------     --------------
                                    DISTRIBUTION                               DISTRIBUTION
                                        DATE             NOTIONAL                  DATE             NOTIONAL
                                   --------------     --------------          --------------     --------------

                                     April 2006       775,479,000.00           October 2007      423,169,590.00
                                      May 2006        766,561,459.69          November 2007      404,297,407.17
                                     June 2006        755,472,299.37          December 2007      364,799,575.44
                                     July 2006        742,225,124.17           January 2008      327,884,448.06
                                    August 2006       726,845,172.41          February 2008      293,598,331.58
                                   September 2006     709,371,517.78            March 2008       261,657,484.36
                                    October 2006      689,857,639.51            April 2008       231,908,049.50
                                   November 2006      668,371,380.73             May 2008        216,653,637.93
                                   December 2006      644,995,359.49            June 2008        201,991,545.81
                                    January 2007      619,831,971.05            July 2008        187,812,786.92
                                   February 2007      595,359,959.27           August 2008       174,103,464.32
                                     March 2007       571,586,263.00          September 2008     160,845,382.34
                                     April 2007       548,493,171.19           October 2008      148,021,658.52
                                      May 2007        526,061,101.68          November 2008      135,600,586.01
                                     June 2007        504,271,038.12          December 2008      122,273,227.52
                                     July 2007        483,104,513.54
                                    August 2007       462,543,656.57
                                   September 2007     442,570,986.18

-----------------------------------------------------------------------------------------------------------------------------

                                        13
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-----------------------------------------------------------------------------------------------------------------------------

CLASS A MONTHLY STRIKE          With respect to each Distribution Date and the cap contract relating to the Class A
RATE AND CLASS A                Certificates, the Class A Monthly Strike Rate is the per annum rate set forth next to such
CEILING RATE:                   Distribution Date in the applicable table below, in each case, subject to the related Class A
                                Ceiling Rate:

                                  --------------      -------      -------         -------------       -------       -------
                                                      CLASS A                                         CLASS A
                                                      MONTHLY      CLASS A                            MONTHLY        CLASS A
                                   DISTRI0UTION       STRIKE       CEILING          DISTRI0UTION       STRIKE        CEILING
                                       DATE            RATE         RATE                DATE            RATE          RATE
                                  --------------      -------      -------         -------------       -------       -------

                                    April 2006         7.314       10.850           October 2007        7.411        10.801
                                     May 2006          7.562       10.850          November 2007        7.160        10.796
                                     June 2006         7.312       10.849          December 2007        7.393        10.783
                                     July 2006         7.560       10.848           January 2008        9.198        10.777
                                    August 2006        7.310       10.846          February 2008        9.176        10.773
                                  September 2006       7.308       10.845            March 2008         9.788        10.772
                                   October 2006        7.555       10.843            April 2008         9.107        10.771
                                   November 2006       7.304       10.841             May 2008          9.409        10.771
                                   December 2006       7.550       10.838            June 2008          9.090        10.770
                                   January 2007        7.299       10.835            July 2008          9.527        10.769
                                   February 2007       7.199       10.832           August 2008         9.204        10.769
                                    March 2007         7.985       10.829          September 2008       9.195        10.768
                                    April 2007         7.192       10.826           October 2008        9.249        10.767
                                     May 2007          7.433       10.822          November 2008        8.934        10.765
                                     June 2007         7.184       10.818          December 2008        9.247        10.764
                                     July 2007         7.426       10.814
                                    August 2007        7.176       10.810
                                  September 2007       7.171       10.806

-----------------------------------------------------------------------------------------------------------------------------

                                        14
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-----------------------------------------------------------------------------------------------------------------------------

CLASS M CAP CONTRACT            With respect to any Distribution Date specified below and the cap contract relating to the
NATIONAL BALANCE:               Class M Certificates, the lesser of (1) the aggregate Certificate Principal Balance of the
                                Class M Certificates immediately prior to that Distribution Date, and (2) the amount specified below for that Distribution Date:

                                   --------------     --------------         --------------     --------------
                                    DISTRIBUTION                             DISTRIBUTION
                                        DATE             NOTIONAL                 DATE             NOTIONAL
                                   --------------     --------------         --------------     --------------

                                     April 2006       196,913,000.00         November 2007      196,913,000.00
                                      May 2006        196,913,000.00         December 2007      196,913,000.00
                                     June 2006        196,913,000.00          January 2008      196,913,000.00
                                     July 2006        196,913,000.00         February 2008      196,913,000.00
                                    August 2006       196,913,000.00           March 2008       196,913,000.00
                                   September 2006     196,913,000.00           April 2008       196,913,000.00
                                    October 2006      196,913,000.00            May 2008        196,913,000.00
                                   November 2006      196,913,000.00           June 2008        196,913,000.00
                                   December 2006      196,913,000.00           July 2008        196,913,000.00
                                    January 2007      196,913,000.00          August 2008       196,913,000.00
                                   February 2007      196,913,000.00         September 2008     196,913,000.00
                                     March 2007       196,913,000.00          October 2008      196,913,000.00
                                     April 2007       196,913,000.00         November 2008      196,913,000.00
                                      May 2007        196,913,000.00         December 2008      196,913,000.00
                                     June 2007        196,913,000.00          January 2009      196,913,000.00
                                     July 2007        196,913,000.00         February 2009      196,913,000.00
                                    August 2007       196,913,000.00           March 2009       196,913,000.00
                                   September 2007     196,913,000.00           April 2009       196,913,000.00
                                    October 2007      196,913,000.00            May 2009        196,913,000.00

-----------------------------------------------------------------------------------------------------------------------------

                                        15
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-----------------------------------------------------------------------------------------------------------------------------

CLASS M MONTHLY STRIKE          With respect to each Distribution Date and the cap contract relating to the Class M
RATE AND CEILING RATE:          Certificates, the Class M Monthly Strike Rate is the per annum rate set forth next to such
                                Distribution Date in the applicable table below, in each case, subject to the related Class M
                                Ceiling Rate:

                                  --------------     -------     -------         --------------     -------      -------
                                                     CLASS M                                        CLASS M
                                                     MONTHLY     CLASS M                            MONTHLY      CLASS M
                                   DISTRIBUTION      STRIKE      CEILING          DISTRIBUTION      STRIKE       CEILING
                                       DATE           RATE        RATE                DATE           RATE         RATE
                                  --------------     -------     -------         --------------     -------      -------

                                    April 2006         6.513      10.050         November 2007       6.414       10.050
                                     May 2006          6.762      10.050         December 2007       6.659       10.050
                                    June 2006          6.513      10.050          January 2008       8.471       10.050
                                    July 2006          6.762      10.050         February 2008       8.453       10.050
                                   August 2006         6.513      10.050           March 2008        9.065       10.050
                                  September 2006       6.513      10.050           April 2008        8.385       10.050
                                   October 2006        6.762      10.050            May 2008         8.688       10.050
                                  November 2006        6.513      10.050           June 2008         8.370       10.050
                                  December 2006        6.761      10.050           July 2008         8.807       10.050
                                   January 2007        6.513      10.050          August 2008        8.485       10.050
                                  February 2007        6.416      10.050         September 2008      8.477       10.050
                                    March 2007         7.205      10.050          October 2008       8.532       10.050
                                    April 2007         6.416      10.050         November 2008       8.218       10.050
                                     May 2007          6.661      10.050         December 2008       8.533       10.050
                                    June 2007          6.415      10.050          January 2009       8.290       10.050
                                    July 2007          6.661      10.050         February 2009       8.296       10.050
                                   August 2007         6.415      10.050           March 2009        9.284       10.050
                                  September 2007       6.415      10.050           April 2009        8.290       10.050
                                   October 2007        6.660      10.050            May 2009         8.590       10.050

-----------------------------------------------------------------------------------------------------------------------------

                                        16
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS OF NET WAC RATE CARRYOVER AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION OF NET WAC RATE    On each Distribution Date, to the extent required following the distribution of the Available
CARRYOVER AMOUNTS:              Distribution Amount, the Trustee will withdraw from amounts in the reserve account to distribute to the holders of the Class A Certificates and Mezzanine Certificates any Net WAC
                                Rate Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the reserve account in the following order of priority:

                                    (A) concurrently, to the Class A Certificates, on a pro rata basis based on the outstanding balance of each such class immediately prior to the Distribution Date, but only to the extent of amounts paid under the Class A Cap Contract and only up to the related Net WAC Rate Carryover Amount;

                                    (B) concurrently, to the Class M Certificates, on a pro rata basis based on the outstanding balance of each such class immediately prior to the Distribution Date, but only to the extent of amounts paid under the Class M Cap Contract and only up to the related Net WAC Rate Carryover Amount;

                                    (C) to the Class A Certificates, any related unpaid Net WAC Rate Carryover Amount (after taking into account distributions pursuant to (A) above), distributed on a pro rata basis based on the remaining undistributed Net WAC Rate Carryover Amount, but only to the extent of amounts remaining under the Class A Cap Contract;

                                    (D) to the Class M Certificates, any related unpaid Net WAC Rate Carryover Amount (after taking into account distributions pursuant to (B) above), distributed on a pro rata basis based on the remaining undistributed Net WAC Rate Carryover Amount, but only to the extent of amounts remaining under the Class M Cap Contract;

                                    (E) to the Class A Certificates and Class M Certificates from Net Monthly Excess Cash
                                        Flow, any related unpaid Net WAC Rate Carryover Amount (after taking into account distributions pursuant to (A) through (D) above), distributed in the following order of priority: (i) to the Class A Certificates, on a pro rata basis based first on the outstanding certificate principal balance immediately prior to the Distribution
                                        Date, and second on such remaining undistributed Net WAC Rate Carryover Amount, (ii)
                                        sequentially to the Class M Certificates any such remaining undistributed Net WAC
                                        Rate Carryover Amount for each class.
-----------------------------------------------------------------------------------------------------------------------------

                                       17
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

AVAILABLE DISTRIBUTION          For any Distribution Date an amount equal to the sum of the following amounts, net of
AMOUNT:                         amounts reimbursable therefrom and payable to the servicer and the trustee: (i) the aggregate amount of scheduled monthly payments on the Mortgage Loans due on the related Due
                                Date and received on or prior to the related Determination Date, after deduction of the servicing fee and the trustee fee; (ii) unscheduled payments in respect of the Mortgage
                                Loans, including prepayments, insurance proceeds, liquidation proceeds, Subsequent
                                Recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the related Prepayment Period; (iii) all payments of Compensating Interest made by the servicer with respect to the Mortgage Loans; and (iv) all Advances with respect to the Mortgage Loans received for the Distribution Date.

                                In addition, certificateholders will be entitled to amounts, if any, available under the cap contracts related to interest rate risk that could result from the difference between (a)
                                One Month LIBOR plus the related margin and (b) the Net WAC Pass-Through Rate.
-----------------------------------------------------------------------------------------------------------------------------
CERTIFICATE PRINCIPAL           With respect to any class of Class A Certificates and Mezzanine Certificates and any date of
BALANCE:                        determination, an amount equal to its initial certificate principal balance, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to that class of certificates and (b) with respect to any Class A Certificate and Mezzanine
                                Certificate, any reductions in its certificate principal balance in connection with the allocation of Realized Losses (taking into account any increases in the certificate principal balance thereof due to the receipt of Subsequent Recoveries).

                                The Certificate Principal Balance of the Class CE Certificates as of any date of determination is equal to the excess, if any, of the then aggregate principal balance of the
                                Mortgage Loans over the then aggregate Certificate Principal Balance of the Class A
                                Certificates, the Mezzanine Certificates and the Class P Certificates.
-----------------------------------------------------------------------------------------------------------------------------
CLASS A PRINCIPAL DISTRIBUTION  The Class A Principal Distribution Amount is an amount equal to the excess of:
AMOUNT:
                                    o   the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to the related Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any of, the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------

                                       18
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

CLASS M-1 PRINCIPAL             The Class M-1 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificates after taking into account the distribution of the Class A Principal
                                        Distribution Amount on the related Distribution Date and (ii) the Certificate
                                        Principal Balance of the Class M-1 Certificates immediately prior to the related
                                        Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------
CLASS M-2 PRINCIPAL             The Class M-2 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificates after taking into account the distribution of the Class A Principal
                                        Distribution Amount on the related Distribution Date, (ii) the Certificate Principal
                                        Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related Distribution Date and
                                        (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to the related Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and (ii)
                                        the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggrengate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------
CLASS M-3 PRINCIPAL             The Class M-3 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificates after taking into account the distribution of the Class A Principal
                                        Amount on the related Distribution Date, (ii) the Certificate Principal Balance of
                                        the Class M-1 Certificates after taking into account the distribution of the Class
                                        M-1 Principal Distribution Amount on the related Distribution Date, (iii) the
                                        Certificate Principal Balance of the Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the
                                        related Distribution Date and (iv) the Certificate Principal Balance of the Class
                                        M-3 Certificates immediately prior to the related Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------

                                       19
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

CLASS M-4 PRINCIPAL             The Class M-4 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificates after taking into account the distribution of the Class A Principal
                                        Distribution Amount on the related Distribution Date, (ii) the Certificate Principal
                                        Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related Distribution Date, (iii)
                                        the Certificate Principal Balance of the Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the
                                        related Distribution Date, (iv) the Certificate Principal Balance of the Class M-3
                                        Certificates after taking into account the distribution of the Class M-3 Principal
                                        Distribution Amount on the related Distribution Date and (v) the Certificate
                                        Principal Balance of the Class M-4 Certificate immediately prior to the related
                                        Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------
CLASS M-5 PRINCIPAL             The Class M-5 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificates after taking into account the distribution of the Class A Principal
                                        Distribution Amount on the related Distribution Date, (ii) the Certificate Principal
                                        Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related Distribution Date, (iii)
                                        the Certificate Principal Balance of the Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the
                                        related Distribution Date, (iv) the Certificate Principal Balance of the Class M-3
                                        Certificates after taking into account the distribution of the Class M-3 Principal
                                        Distribution Amount on the related Distribution Date, (v) the Certificate Principal
                                        Balance of the Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related Distribution Date and
                                        (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to the related Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------

                                       20
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

CLASS M-6 PRINCIPAL             The Class M-6 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificates after taking into account the distribution of the Class A Principal
                                        Distribution Amount on the related Distribution Date, (ii) the Certificate Principal
                                        Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related Distribution Date, (iii)
                                        the Certificate Principal Balance of the Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the
                                        related Distribution Date, (iv) the Certificate Principal Balance of the Class M-3
                                        Certificates after taking into account the distribution of the Class M-3 Principal
                                        Distribution Amount on the related Distribution Date, (v) the Certificate Principal
                                        Balance of the Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related Distribution Date, (vi)
                                        the Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                        related Distribution Date and (vii) the Certificate Principal Balance of the Class
                                        M-6 Certificates immediately prior to the related Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------

                                       21
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

CLASS M-7 PRINCIPAL             The Class M-7 Principal Distribution Amount is an amount equal to the excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificate after taking into account the distribution of the Class A Principal
                                        Distribution Amount on the related Distribution Date, (ii) the Certificate Principal
                                        Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related Distribution Date, (iii)
                                        the Certificate Principal Balance of the Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the
                                        related Distribution Date, (iv) the Certificate Principal Balance of the Class M-3
                                        Certificates after taking into account the distribution of the Class M-3 Principal
                                        Distribution Amount on the related Distribution Date, (v) the Certificate Principal
                                        Balance of the Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related Distribution Date, (vi)
                                        the Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                        related Distribution Date, (vii) the Certificate Principal Balance of the Class M-6
                                        Certificates after taking into account the distribution of the Class M-6 Principal
                                        Distribution Amount on the related Distribution Date and (viii) the Certificate
                                        Principal Balance of the Class M-7 Certificates immediately prior to the related
                                        Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------

                                       22
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

CLASS M-8 PRINCIPAL             The Class M-8  Principal  Distribution  Amount is an amount  equal to the  excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificate after taking into account the distribution of the Class A Principal
                                        Distribution Amount on the related Distribution Date, (ii) the Certificate Principal
                                        Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related Distribution Date, (iii)
                                        the Certificate Principal Balance of the Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the
                                        related Distribution Date, (iv) the Certificate Principal Balance of the Class M-3
                                        Certificates after taking into account the distribution of the Class M-3 Principal
                                        Distribution Amount on the related Distribution Date, (v) the Certificate Principal
                                        Balance of the Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related Distribution Date, (vi)
                                        the Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                        related Distribution Date, (vii) the Certificate Principal Balance of the Class M-6
                                        Certificates after taking into account the distribution of the Class M-6 Principal
                                        Distribution Amount on the related Distribution Date, (viii) the Certificate
                                        Principal Balance of the Class M-7 Certificates after taking into account the distribution of the Class M-7 Principal Distribution Amount on the related
                                        Distribution Date and (ix) the Certificate Principal Balance of the Class M-8
                                        Certificates immediately prior to the related Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------

                                       23
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

CLASS M-9 PRINCIPAL             The Class M-9  Principal  Distribution  Amount is an amount  equal to the excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificate after taking into account the distribution of the Class A Principal
                                        Distribution Amount on the related Distribution Date, (ii) the Certificate Principal
                                        Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related Distribution Date, (iii)
                                        the Certificate Principal Balance of the Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the
                                        related Distribution Date, (iv) the Certificate Principal Balance of the Class M-3
                                        Certificates after taking into account the distribution of the Class M-3 Principal
                                        Distribution Amount on the related Distribution Date, (v) the Certificate Principal
                                        Balance of the Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related Distribution Date, (vi)
                                        the Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                        related Distribution Date, (vii) the Certificate Principal Balance of the Class M-6
                                        Certificates after taking into account the distribution of the Class M-6 Principal
                                        Distribution Amount on the related Distribution Date, (viii) the Certificate
                                        Principal Balance of the Class M-7 Certificates after taking into account the distribution of the Class M-7 Principal Distribution Amount on the related
                                        Distribution Date, (ix) the Certificate Principal Balance of the Class M-8
                                        Certificates after taking into account the distribution of the Class M-8 Principal
                                        Distribution Amount on the related Distribution Date and (x) the Certificate
                                        Principal Balance of the Class M-9 Certificates immediately prior to the related
                                        Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------

                                       24
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

CLASS M-10 PRINCIPAL            The Class M-10  Principal  Distribution  Amount is an amount equal to the  excess of:
DISTRIBUTION AMOUNT:
                                    o   the sum of (i) the aggregate Certificate Principal Balance of the Class A
                                        Certificate after taking into account the distribution of the Class A Principal
                                        Distribution Amount on the related Distribution Date, (ii) the Certificate Principal
                                        Balance of the Class M-1 Certificates after taking into account the distribution of the Class M-1 Principal Distribution Amount on the related Distribution Date, (iii)
                                        the Certificate Principal Balance of the Class M-2 Certificates after taking into account the distribution of the Class M-2 Principal Distribution Amount on the
                                        related Distribution Date, (iv) the Certificate Principal Balance of the Class M-3
                                        Certificates after taking into account the distribution of the Class M-3 Principal
                                        Distribution Amount on the related Distribution Date, (v) the Certificate Principal
                                        Balance of the Class M-4 Certificates after taking into account the distribution of the Class M-4 Principal Distribution Amount on the related Distribution Date, (vi)
                                        the Certificate Principal Balance of the Class M-5 Certificates after taking into account the distribution of the Class M-5 Principal Distribution Amount on the
                                        related Distribution Date and (vii) the Certificate Principal Balance of the Class
                                        M-6 Certificates after taking into account the distribution of the Class M-6
                                        Principal Distribution Amount on the related Distribution Date (viii) the
                                        Certificate Principal Balance of the Class M-7 Certificates after taking into account the distribution of the Class M-7 Principal Distribution Amount on the
                                        related Distribution Date, (ix) the Certificate Principal Balance of the Class M-8
                                        Certificates after taking into account the distribution of the Class M-8 Principal
                                        Distribution Amount on the related Distribution Date, (x) the Certificate Principal
                                        Balance of the Class M-9 Certificates after taking into account the distribution of the Class M-9 Principal Distribution Amount on the related Distribution Date and
                                        (xi) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to the related Distribution Date over

                                    o   the lesser of (A) the product of (i) the applicable Subordination Percentage and
                                        (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over the
                                        Overcollateralization Floor Amount.
-----------------------------------------------------------------------------------------------------------------------------
DETERMINATION DATE:             The Determination Date with respect to any Distribution Date will be the 15th day of the calendar month in which such Distribution Date occurs or, if such 15th day is not a business day, the business day immediately preceding such 15th day.
-----------------------------------------------------------------------------------------------------------------------------
EXPENSE ADJUSTED MORTGAGE       The Expense Adjusted Mortgage Rate for any Mortgage Loan and any Distribution Date will be a
RATE:                           per annum rate equal to the then applicable mortgage rate for such Mortgage Loan as of the first day of the related Due Period minus the sum of the applicable Servicing Fee Rate and the Trustee Fee Rate.
-----------------------------------------------------------------------------------------------------------------------------

                                       25
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

FORMULA RATE:                   The Formula Rate for any class of Class A and Class M Certificates is One-Month LIBOR plus the related margin. The related margin shall increase on any Distribution Date after the date on which the Optional Termination is in effect and not exercised by an amount equal to
                                (i) 2.0 times the related margin for each Class A Certificate, and (ii) 1.5 times for any
                                Class M Certificate.
-----------------------------------------------------------------------------------------------------------------------------
INTEREST CARRY FORWARD          The Interest Carry Forward Amount with respect to any class of Class A Certificates and
AMOUNT:                         Mezzanine Certificates and any Distribution Date is equal to the amount, if any, by which the Interest Distribution Amount for that class of certificates for the immediately preceding Distribution Date exceeded the actual amount distributed on the certificates in respect of interest on the immediately preceding Distribution Date, together with any
                                Interest Carry Forward Amount with respect to that class of certificates remaining undistributed from the previous Distribution Date, plus interest accrued thereon at the related Pass-Through Rate on the certificates for the most recently ended Interest Accrual
                                Period.
-----------------------------------------------------------------------------------------------------------------------------
INTEREST DISTRIBUTION AMOUNT:   The Interest Distribution Amount for the Class A Certificates and Mezzanine Certificates on
                                any Distribution Date is equal to interest accrued during the related Interest Accrual
                                Period on the Certificate Principal Balance of that class immediately prior to the
                                Distribution Date at the Pass-Through Rate for that class, reduced (to not less than zero)
                                by the allocable share, if any, for that class of Prepayment Interest Shortfalls to the extent not covered by Compensating Interest paid by the servicer or excess interest and shortfalls resulting from the application of the Relief Act.
-----------------------------------------------------------------------------------------------------------------------------
INTEREST REMITTANCE             The Interest Remittance Amount for any Distribution Date is that portion of the Available
AMOUNT:                         Distribution Amount for that Distribution Date that represents interest received or advanced on the Mortgage Loans.
-----------------------------------------------------------------------------------------------------------------------------
NET MONTHLY EXCESS CASH FLOW:   The Net Monthly Excess Cash Flow for any Distribution Date is equal to the sum of (a) any
                                Overcollateralization Reduction Amount and (b) the excess of:

                                    (i)   the Available Distribution Amount for the related Distribution Date, over

                                    (ii)  the sum for the related Distribution Date of (a) the Senior Interest Distribution
                                          Amount distributable to the holders of the Class A Certificates, (b) the Interest
                                          Distribution Amount distributable to the holders of the Mezzanine Certificates and
                                          (c) the Principal Remittance Amount.
-----------------------------------------------------------------------------------------------------------------------------
NET WAC PASS-THROUGH RATE:      The Net WAC Pass-Through Rate for any Distribution Date and the Class A Certificates and
                                Mezzanine Certificates is a rate per annum (adjusted for the actual number of days in the related Interest Accrual Period) equal to the weighted average of the Expense Adjusted
                                Mortgage Rates on the then outstanding Mortgage Loans, weighted based on their principal balances as of the first day of the related Due Period.
-----------------------------------------------------------------------------------------------------------------------------

                                       26
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

NET WAC RATE CARRYOVER          For any Distribution Date and any Class A Certificates or Mezzanine Certificates, an amount
AMOUNT:                         equal to the sum of (i) the excess of (x) the amount of interest such class would have accrued for such Distribution Date had the applicable Pass-Through Rate not been subject to the Net WAC Pass-Through Rate, over (y) the amount of interest such class of Certificates accrued for such Distribution Date at the Net WAC Pass-Through Rate, (ii) the undistributed portion of any such amounts from the prior Distribution Date and (iii) accrued interest on the amounts described in clause (ii) at the then applicable Pass-Through Rate, without giving effect to the Net WAC Pass-Through Rate. The ratings on each class of Certificates do not address the likelihood of the Distribution of any Net WAC Rate Carryover Amount.
-----------------------------------------------------------------------------------------------------------------------------
PASS-THROUGH RATES:             With respect to each class of Class A and Class M Certificates and any Distribution Date,
                                the lesser of (i) the Formula Rate and (ii) the Net WAC Pass-Through Rate.
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTION AMOUNT:  The Principal Distribution Amount for any Distribution Date will be an amount, not less than zero, equal to the sum of (i) the principal portion of all scheduled monthly distributions on the Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a Mortgage Loan or, in the case of a substitution, certain amounts representing a principal adjustment, as required by the Pooling and Servicing
                                Agreement during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period net of reimbursements, including reimbursements to the Trustee and the Servicer, to the extent applied as recoveries of principal on the Mortgage Loans, and (iv) the amount of any
                                Overcollateralization Increase Amount for such Distribution Date minus any
                                Overcollateralization Reduction Amount.
-----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL REMITTANCE AMOUNT:    The Principal Remittance Amount for any Distribution Date is the sum of the amounts described in clauses (i) through (iii) of the definition of Principal Distribution Amount.
-----------------------------------------------------------------------------------------------------------------------------
SENIOR INTEREST DISTRIBUTION    The Senior Interest Distribution Amount for any Distribution Date is equal to the sum of the
AMOUNT:                         Interest Distribution Amount for that Distribution Date for the Class A Certificates and the
                                Interest Carry Forward Amount, if any, for that Distribution Date for the Class A
                                Certificates.
-----------------------------------------------------------------------------------------------------------------------------

                                       27
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
DEFINITIONS
-----------------------------------------------------------------------------------------------------------------------------

SUBORDINATION                   With respect to each class of Class A and Class M Certificates, the applicable approximate
PERCENTAGE:                     percentage set forth in the table below.

                                                         -----   ----------
                                                         CLASS   PERCENTAGE
                                                         -----   ----------

                                                           A       52.80
                                                          M-1      60.10
                                                          M-2      67.00
                                                          M-3      71.10
                                                          M-4      74.80
                                                          M-5      78.20
                                                          M-6      81.40
                                                          M-7      84.40
                                                          M-8      87.00
                                                          M-9      89.10
                                                          M-10     91.60

-----------------------------------------------------------------------------------------------------------------------------

                                       28
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

         Statistics for the Mortgage Loans listed below are based on the
                         Cut-off Date scheduled balances

SCHEDULED PRINCIPAL BALANCE:                                   $1,015,025,383.08
NUMBER OF MORTGAGE LOANS:                                                  4,736
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $214,321.24
WEIGHTED AVERAGE GROSS COUPON:                                            8.015%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(3):                                   609
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   78.15%
WEIGHTED AVERAGE COMBINED LTV RATIO:                                      81.23%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             356
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     359
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                       26
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.199%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     2.989%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.000%
INTEREST ONLY LOANS:                                                      18.95%
SILENT SECONDS:                                                           15.88%

--------------------------------------------------------------------------------
(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The loan-to-value ("OLTV") at any given time is a fraction, expressed as a percentage, the numerator of which is the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

(3)   Does not include loans with no credit score available.

                                       29
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                                PRODUCT TYPE OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PRODUCT TYPE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

6M ARM                                     4      $       815,477.23      0.08%     $  203,869.31      560      76.42%     7.085%
2/13 ARM                                   7              479,382.07      0.05          68,483.15      584      75.27      9.093
2/28 ARM                                 2,421        467,306,214.25     46.04         193,021.98      591      80.22      8.471
2/28 ARM 5YR IO                           513         160,310,879.54     15.79         312,496.84      637      87.93      7.412
2YR_ARM_BAL                               533         146,591,092.43     14.44         275,030.19      614      83.59      7.616
3/27 ARM                                  67           12,859,337.49      1.27         191,930.41      597      78.53      8.356
3/27 ARM 5YR IO                           20            7,386,497.94      0.73         369,324.90      656      82.38      7.103
3YR_ARM_BAL                               20            5,332,809.66      0.53         266,640.48      624      82.83      7.373
5/25 ARM                                  90           21,029,445.08      2.07         233,660.50      619      77.92      7.766
5/25 ARM 5YR IO                           44           14,494,202.20      1.43         329,413.69      645      82.17      6.809
5YR_ARM_BAL                               46           12,802,202.04      1.26         278,308.74      615      77.94      7.530
15/15 ARM                                  2              154,811.96      0.02          77,405.98      568      86.16     10.467
10 Fixed                                   2              152,565.79      0.02          76,282.90      612      53.35      8.907
15 Fixed                                  29            3,498,908.19      0.34         120,652.01      609      66.16      8.101
20 Fixed                                  19            1,746,056.81      0.17          91,897.73      597      71.61      8.394
30 Fixed                                  767         118,590,060.86     11.68         154,615.46      619      76.62      8.049
30 Fixed (Rate Reduction)                 18            2,046,272.32      0.20         113,681.80      561      69.44     10.649
FIX_BAL                                   103          29,264,952.82      2.88         284,125.76      632      76.36      7.127
30 Fixed 5YR IO                           31           10,164,214.40      1.00         327,877.88      641      76.76      7.197
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                       30
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                         CURRENT GROSS MORTGAGE RATE OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CURRENT GROSS MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

5.000-5.499                                2      $       702,210.82      0.07%     $  351,105.41      650      70.20%     5.408%
5.500-5.999                               52           21,962,826.19      2.16         422,362.04      640      70.28      5.806
6.000-6.499                               201          63,643,052.80      6.27         316,632.10      639      78.99      6.296
6.500-6.999                               475         160,888,931.15     15.85         338,713.54      633      78.91      6.781
7.000-7.499                               457         130,772,075.56     12.88         286,153.34      628      80.90      7.254
7.500-7.999                               694         178,095,830.58     17.55         256,622.23      616      82.67      7.757
8.000-8.499                               627         140,446,948.38     13.84         223,998.32      602      82.79      8.242
8.500-8.999                               705         126,266,830.22     12.44         179,101.89      593      83.55      8.741
9.000-9.499                               373          61,264,294.83      6.04         164,247.44      585      83.44      9.238
9.500-9.999                               415          59,135,756.66      5.83         142,495.80      567      80.56      9.738
10.000-10.499                             208          26,095,918.38      2.57         125,461.15      563      81.65     10.217
10.500-10.999                             211          21,941,503.48      2.16         103,988.17      560      80.22     10.744
11.000-11.499                             124           9,570,273.36      0.94          77,179.62      561      79.57     11.227
11.500-11.999                             118           9,370,558.62      0.92          79,411.51      553      79.79     11.714
12.000-12.499                             69            4,643,543.30      0.46          67,297.73      555      76.83     12.190
12.500-12.999                              3              127,640.01      0.01          42,546.67      600      74.96     12.563
13.000-13.499                              1               67,206.92      0.01          67,206.92      586      84.82     13.350
13.500-13.999                              1               29,981.82      0.00          29,981.82      596      75.30     13.600
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                       31
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                         ORIGINAL PRINCIPAL BALANCES OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)       LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

15,000.01-25,000.00                       26      $       575,054.61      0.06%     $   22,117.49      613      96.61%    11.275%
25,000.01-50,000.00                       162           6,231,089.05      0.61          38,463.51      613      88.30     10.929
50,000.01-75,000.00                       382          23,906,514.48      2.36          62,582.50      589      79.12      9.978
75,000.01-100,000.00                      469          41,158,681.00      4.05          87,758.38      588      80.93      9.341
100,000.01-125,000.00                     485          54,810,820.66      5.40         113,012.00      591      81.80      8.901
125,000.01-150,000.00                     462          63,361,540.76      6.24         137,146.19      592      80.35      8.669
150,000.01-175,000.00                     399          64,452,355.30      6.35         161,534.73      593      79.85      8.497
175,000.01-200,000.00                     304          57,349,829.14      5.65         188,650.75      593      79.47      8.455
200,000.01-225,000.00                     339          72,121,090.11      7.11         212,746.58      606      81.11      8.098
225,000.01-250,000.00                     256          60,695,519.94      5.98         237,091.87      601      79.71      8.059
250,000.01-275,000.00                     201          52,562,645.10      5.18         261,505.70      608      80.51      7.878
275,000.01-300,000.00                     193          55,833,151.50      5.50         289,290.94      609      80.90      7.780
300,000.01-325,000.00                     162          50,622,337.44      4.99         312,483.56      610      81.41      7.673
325,000.01-350,000.00                     147          49,675,801.85      4.89         337,930.62      613      81.03      7.581
350,000.01-375,000.00                     143          51,863,701.00      5.11         362,683.22      618      81.30      7.424
375,000.01-400,000.00                     110          42,596,909.97      4.20         387,244.64      619      83.31      7.500
400,000.01-417,000.00                     55           22,442,787.72      2.21         408,050.69      626      85.53      7.583
417,000.01-425,000.00                     25           10,506,282.51      1.04         420,251.30      628      80.73      7.434
425,000.01-450,000.00                     73           32,081,888.77      3.16         439,477.93      623      83.70      7.439
450,000.01-500,000.00                     105          49,876,104.82      4.91         475,010.52      623      84.07      7.312
500,000.01-600,000.00                     123          67,238,586.88      6.62         546,655.18      630      84.02      7.509
600,000.01-700,000.00                     64           41,529,631.68      4.09         648,900.50      635      82.45      7.342
700,000.01-800,000.00                     27           20,123,830.75      1.98         745,327.06      626      79.94      7.388
800,000.01-900,000.00                     12           10,167,151.98      1.00         847,262.67      630      75.95      7.322
900,000.01-1,000,000.00                    6            5,779,233.18      0.57         963,205.53      569      67.24      7.707
1,000,000.01-1,100,000.00                  2            2,085,574.71      0.21       1,042,787.36      592      67.52      6.773
1,100,000.01-1,200,000.00                  2            2,250,900.51      0.22       1,125,450.26      597      74.24      6.922
1,400,000.01-1,500,000.00                  1            1,495,367.66      0.15       1,495,367.66      662      53.15      5.850
1,600,000.01-1,700,000.00                  1            1,631,000.00      0.16       1,631,000.00      692      70.00      5.575
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                       32
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCE OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CURRENT UNPAID PRINCIPAL BALANCE ($)     LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

15,000.01-25,000.00                       26      $       575,054.61      0.06%     $   22,117.49      613      96.61%    11.275%
25,000.01-50,000.00                       170           6,629,987.46      0.65          38,999.93      613      87.08     10.860
50,000.01-75,000.00                       376          23,657,348.72      2.33          62,918.48      589      79.36      9.974
75,000.01-100,000.00                      469          41,208,557.12      4.06          87,864.73      587      80.71      9.342
100,000.01-125,000.00                     485          54,860,940.89      5.40         113,115.34      592      81.88      8.899
125,000.01-150,000.00                     460          63,107,739.73      6.22         137,190.74      592      80.33      8.672
150,000.01-175,000.00                     401          64,806,184.71      6.38         161,611.43      593      79.88      8.505
175,000.01-200,000.00                     307          57,975,051.41      5.71         188,843.82      594      79.35      8.435
200,000.01-225,000.00                     338          72,045,146.16      7.10         213,151.32      605      81.32      8.109
225,000.01-250,000.00                     255          60,545,903.22      5.96         237,434.91      602      79.53      8.049
250,000.01-275,000.00                     200          52,362,195.01      5.16         261,810.98      608      80.56      7.865
275,000.01-300,000.00                     194          56,182,401.34      5.54         289,600.01      609      80.83      7.773
300,000.01-325,000.00                     161          50,374,003.74      4.96         312,882.01      608      81.64      7.694
325,000.01-350,000.00                     149          50,424,798.08      4.97         338,421.46      614      80.78      7.572
350,000.01-375,000.00                     139          50,464,819.74      4.97         363,056.26      618      81.47      7.420
375,000.01-400,000.00                     112          43,395,972.57      4.28         387,464.04      620      83.43      7.493
400,000.01-417,000.00                     53           21,643,725.12      2.13         408,372.17      624      85.37      7.601
417,000.01-425,000.00                     25           10,506,282.51      1.04         420,251.30      628      80.73      7.434
425,000.01-450,000.00                     76           33,430,092.88      3.29         439,869.64      624      83.62      7.422
450,000.01-500,000.00                     102          48,527,900.71      4.78         475,763.73      623      84.14      7.320
500,000.01-600,000.00                     124          67,837,056.31      6.68         547,073.03      630      84.01      7.503
600,000.01-700,000.00                     63           40,931,162.25      4.03         649,700.99      635      82.46      7.351
700,000.01-800,000.00                     27           20,123,830.75      1.98         745,327.06      626      79.94      7.388
800,000.01-900,000.00                     12           10,167,151.98      1.00         847,262.67      630      75.95      7.322
900,000.01-1,000,000.00                    6            5,779,233.18      0.57         963,205.53      569      67.24      7.707
1,000,000.01-1,100,000.00                  2            2,085,574.71      0.21       1,042,787.36      592      67.52      6.773
1,100,000.01-1,200,000.00                  2            2,250,900.51      0.22       1,125,450.26      597      74.24      6.922
1,400,000.01-1,500,000.00                  1            1,495,367.66      0.15       1,495,367.66      662      53.15      5.850
1,600,000.01-1,700,000.00                  1            1,631,000.00      0.16       1,631,000.00      692      70.00      5.575
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                         REMAINING TERM TO MATURITY OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
REMAINING TERM (MONTHS)                  LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

61-120                                     2      $       152,565.79      0.02%     $   76,282.90      612      53.35%     8.907%
121-180                                   36            3,978,290.26      0.39         110,508.06      606      67.25      8.220
181-240                                   19            1,746,056.81      0.17          91,897.73      597      71.61      8.394
301-360                                  4,679      1,009,148,470.22     99.42         215,676.10      609      81.30      8.013
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                       33
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                          ORIGINAL TERM TO MATURITY OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL TERM (MONTHS)                   LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

61-120                                     2      $       152,565.79      0.02%     $   76,282.90      612      53.35%     8.907%
121-180                                   36            3,978,290.26      0.39         110,508.06      606      67.25      8.220
181-240                                   19            1,746,056.81      0.17          91,897.73      597      71.61      8.394
301-360                                  4,679      1,009,148,470.22     99.42         215,676.10      609      81.30      8.013
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                        COMBINED LOAN-TO-VALUE RATIO OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
COMBINED LTV (%)                         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

<25.01                                    15      $     1,405,611.47      0.14%     $   93,707.43      571      19.08%     9.096%
25.01-30.00                               14            1,932,249.26      0.19         138,017.80      596      27.33      7.479
30.01-35.00                               26            4,243,827.58      0.42         163,224.14      592      31.87      8.019
35.01-40.00                               45            7,842,500.37      0.77         174,277.79      581      37.66      8.058
40.01-45.00                               47            9,035,060.61      0.89         192,235.33      593      42.80      7.590
45.01-50.00                               79           15,057,677.04      1.48         190,603.51      580      47.84      7.837
50.01-55.00                               97           18,006,108.93      1.77         185,629.99      592      53.05      7.829
55.01-60.00                               157          30,711,365.03      3.03         195,613.79      593      57.81      7.765
60.01-65.00                               320          67,448,371.38      6.64         210,776.16      585      63.49      7.955
65.01-70.00                               324          76,646,679.01      7.55         236,563.82      597      68.81      7.691
70.01-75.00                               401          94,522,954.65      9.31         235,718.09      594      74.05      7.946
75.01-80.00                               851         185,313,776.17     18.26         217,760.02      594      79.51      8.107
80.01-85.00                               375          93,068,817.69      9.17         248,183.51      615      84.42      7.881
85.01-90.00                               584         150,963,168.48     14.87         258,498.58      626      89.62      8.123
90.01-95.00                               403          83,913,982.18      8.27         208,223.28      617      94.65      8.494
95.01-100.00                              998         174,913,233.23     17.23         175,263.76      635      99.93      7.962
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                       34
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

<25.01                                    16      $     1,945,721.85      0.19%     $  121,607.62      592      20.90%     8.403%
25.01-30.00                               13            1,392,138.88      0.14         107,087.61      578      27.99      7.820
30.01-35.00                               26            4,243,827.58      0.42         163,224.14      592      31.87      8.019
35.01-40.00                               45            7,842,500.37      0.77         174,277.79      581      37.66      8.058
40.01-45.00                               48            9,100,001.64      0.90         189,583.37      593      42.89      7.606
45.01-50.00                               79           15,057,677.04      1.48         190,603.51      580      47.84      7.837
50.01-55.00                               97           18,006,108.93      1.77         185,629.99      592      53.05      7.829
55.01-60.00                               161          31,409,992.25      3.09         195,093.12      592      58.13      7.770
60.01-65.00                               323          68,594,776.98      6.76         212,367.73      584      63.73      7.943
65.01-70.00                               325          76,887,967.15      7.57         236,578.36      598      68.97      7.707
70.01-75.00                               403          94,285,797.34      9.29         233,959.79      595      74.21      7.928
75.01-80.00                              1,611        341,141,802.43     33.61         211,757.79      613      88.69      7.908
80.01-85.00                               373          92,917,265.83      9.15         249,107.95      616      84.47      7.865
85.01-90.00                               582         150,124,720.14     14.79         257,946.25      626      89.63      8.132
90.01-95.00                               354          72,562,592.43      7.15         204,979.07      615      94.68      8.629
95.01-100.00                              280          29,512,492.24      2.91         105,401.76      632      99.77      9.424
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
STATE                                    LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

California                                720     $   248,487,338.92     24.48%     $  345,121.30      621      79.51%     7.260%
Florida                                   617         118,807,159.24     11.70         192,556.17      607      82.58      8.254
New York                                  327         103,222,968.49     10.17         315,666.57      619      78.06      7.578
Massachusetts                             226          65,320,040.75      6.44         289,026.73      618      80.30      7.890
New Jersey                                181          46,902,267.48      4.62         259,128.55      601      78.63      8.496
Texas                                     362          45,415,542.99      4.47         125,457.30      586      88.79      9.074
Virgina                                   185          36,185,575.69      3.56         195,597.71      596      79.41      8.091
Maryland                                  145          35,080,614.42      3.46         241,935.27      600      78.25      7.979
Arizona                                   133          26,055,214.15      2.57         195,903.87      605      79.80      8.144
Pennsylvania                              165          25,365,572.03      2.50         153,730.74      592      79.65      8.521
Illinois                                  115          21,703,224.04      2.14         188,723.69      599      81.92      8.565
Connecticut                               106          20,725,504.43      2.04         195,523.63      619      81.74      7.928
Georgia                                   133          20,068,394.86      1.98         150,890.19      603      86.50      8.788
Other                                    1,321        201,685,965.59     19.87         152,676.73      601      83.93      8.502
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                       35
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                               OCCUPANCY TYPES OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
OCCUPANCY                                LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Investment Property                       158     $    36,214,502.74      3.57%     $  229,205.71      641      80.94%     8.819%
Primary Residence                        4,517        964,546,828.68     95.03         213,537.04      607      81.26      7.989
Second Home                               61           14,264,051.66      1.41         233,836.91      636      79.55      7.745
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                           MORTGAGE PROPERTY TYPES OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PROPERTY TYPE                            LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Condo                                     176     $    36,374,037.37      3.58%     $  206,670.67      621      85.06%     8.296%
Modular Home                              22            3,232,107.53      0.32         146,913.98      654      76.56      9.041
Pud - Attached                            58           13,267,883.94      1.31         228,756.62      601      81.82      7.990
Pud- Detached                             359          92,232,243.08      9.09         256,914.33      608      83.60      7.891
One                                      3,756        756,767,865.67     74.56         201,482.39      606      81.12      8.034
2-4 Unit                                  365         113,151,245.49     11.15         310,003.41      625      78.82      7.870
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                            MORTGAGE LOAN PURPOSE OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
LOAN PURPOSE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Cash Out                                 2,804    $   650,094,530.85     64.05%     $  231,845.41      603      76.55%     7.919%
Purchase                                 1,604        303,014,070.70     29.85         188,911.52      624      92.11      8.158
Rate/Term Refinance                       328          61,916,781.53      6.10         188,770.68      600      77.07      8.320
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                             4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                       36
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                      MORTGAGE LOAN DOCUMENTATION TYPES OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
DOCUMENTATION TYPE                       LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Full Doc                                 3,038    $   537,460,797.07     52.95%     $  176,912.70      597      82.88%     8.157%
Limited                                   29            9,601,436.81      0.95         331,084.03      600      80.32      8.382
Stated Doc                               1,669        467,963,149.20     46.10         280,385.35      622      79.34      7.844
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                          CREDIT SCORE DISTRIBUTION OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CREDIT SCORE RANGE                       LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

None                                      36      $     4,414,464.07      0.43%     $  122,624.00       --      69.48%     9.482%
475-499                                    6              729,829.40      0.07         121,638.23      489      90.48     10.021
500-524                                   392          70,785,852.98      6.97         180,576.16      513      72.91      9.351
525-549                                   424          75,194,015.26      7.41         177,344.38      538      73.76      9.181
550-574                                   548         105,812,533.81     10.42         193,088.57      564      75.04      8.521
575-599                                   809         152,104,435.61     14.99         188,015.37      588      81.31      8.088
600-624                                   920         198,646,553.51     19.57         215,920.17      612      81.39      7.797
625-649                                   747         175,159,010.13     17.26         234,483.28      637      84.34      7.626
650-674                                   509         130,470,916.93     12.85         256,327.93      661      86.14      7.477
675-699                                   345         101,707,771.38     10.02         294,805.13      687      87.29      7.292
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                          PREPAYMENT PENALTY TERMS OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PREPAYMENT PENALTY TERM (MONTHS)         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

0                                        1,219    $   237,818,300.27     23.43%     $  195,092.95      604      80.41%     8.475%
12                                        323         111,395,518.57     10.97         344,877.77      618      79.38      7.512
24                                       2,436        508,362,129.36     50.08         208,687.25      605      83.30      8.030
30                                         2              501,102.76      0.05         250,551.38      602      68.23      8.856
36                                        753         156,345,685.30     15.40         207,630.39      623      77.06      7.615
60                                         3              602,646.82      0.06         200,882.27      609      88.77      9.366
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                       37
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                                 LIEN TYPES OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
LIEN TYPE                                LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

First Lien                               4,505    $ 1,004,611,254.28     98.97%     $  222,999.17      609      81.13%     7.984%
Second Lien                               231          10,414,128.80      1.03          45,082.81      627      90.24     10.947
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              4,736    $ 1,015,025,383.08    100.00%     $  214,321.24      609      81.23%     8.015%
----------------------------------------------------------------------------------------------------------------------------------

                                       38
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

               Statistics for the Mortgage Loans listed below are
                  based on the Cut-off Date scheduled balances

SCHEDULED PRINCIPAL BALANCE:                                     $849,562,351.89
NUMBER OF MORTGAGE LOANS:                                                  3,767
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $225,527.56
WEIGHTED AVERAGE GROSS COUPON:                                            8.043%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(3):                                   606
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   78.77%
WEIGHTED AVERAGE COMBINED LTV RATIO:                                      82.20%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             357
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                       26
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.199%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     2.989%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.000%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(1):                         14.033%
WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(1):                          8.042%
INTEREST ONLY LOANS:                                                      21.45%
SILENT SECONDS:                                                           17.78%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The loan-to-value ("OLTV") at any given time is a fraction, expressed as a percentage, the numerator of which is the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

(3)   Does not include loans with no credit score available.

                                       39
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                        PRODUCT TYPES OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PRODUCT TYPE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

6M ARM                                     4      $       815,477.23      0.10%     $  203,869.31      560      76.42%     7.085%
2/13 ARM                                   7              479,382.07      0.06          68,483.15      584      75.27      9.093
2/28 ARM                                 2,421        467,306,214.25     55.01         193,021.98      591      80.22      8.471
2/28 ARM 5YR IO                           513         160,310,879.54     18.87         312,496.84      637      87.93      7.412
2YR_ARM_BAL                               533         146,591,092.43     17.25         275,030.19      614      83.59      7.616
3/27 ARM                                  67           12,859,337.49      1.51         191,930.41      597      78.53      8.356
3/27 ARM 5YR IO                           20            7,386,497.94      0.87         369,324.90      656      82.38      7.103
3YR_ARM_BAL                               20            5,332,809.66      0.63         266,640.48      624      82.83      7.373
5/25 ARM                                  90           21,029,445.08      2.48         233,660.50      619      77.92      7.766
5/25 ARM 5YR IO                           44           14,494,202.20      1.71         329,413.69      645      82.17      6.809
5YR_ARM_BAL                               46           12,802,202.04      1.51         278,308.74      615      77.94      7.530
15/15 ARM                                  2              154,811.96      0.02          77,405.98      568      86.16     10.467
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                              CURRENT GROSS MORTGAGE RATE OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CURRENT GROSS  MORTGAGE RATE (%)         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

5.000-5.499                                1      $       307,500.00      0.04%     $  307,500.00      615      76.88%     5.450%
5.500-5.999                               43           17,770,645.19      2.09         413,270.82      639      71.63      5.786
6.000-6.499                               129          41,908,953.69      4.93         324,875.61      638      83.18      6.305
6.500-6.999                               356         120,747,201.91     14.21         339,177.53      631      80.69      6.788
7.000-7.499                               388         113,268,044.22     13.33         291,927.95      627      81.87      7.257
7.500-7.999                               585         155,839,053.67     18.34         266,391.54      615      83.70      7.760
8.000-8.499                               553         127,281,087.17     14.98         230,164.71      601      83.37      8.237
8.500-8.999                               631         115,663,764.74     13.61         183,302.32      592      83.79      8.741
9.000-9.499                               308          53,641,196.10      6.31         174,159.73      583      83.69      9.236
9.500-9.999                               336          50,615,107.61      5.96         150,640.20      565      80.60      9.740
10.000-10.499                             160          21,302,618.83      2.51         133,141.37      559      81.75     10.224
10.500-10.999                             136          16,737,167.21      1.97         123,067.41      549      78.06     10.735
11.000-11.499                             66            6,347,492.77      0.75          96,174.13      542      77.15     11.224
11.500-11.999                             54            5,821,879.60      0.69         107,812.59      533      73.68     11.732
12.000-12.499                             21            2,310,639.18      0.27         110,030.44      538      67.57     12.235
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       40
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL PRINCIPAL BALANCE               LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

15,000.01-25,000.00                        1      $        22,576.39      0.00%     $   22,576.39      630     100.00%    11.150%
25,000.01-50,000.00                       18              898,533.12      0.11          49,918.51      570      62.60     10.033
50,000.01-75,000.00                       249          15,752,100.36      1.85          63,261.45      582      78.32      9.814
75,000.01-100,000.00                      371          32,570,997.22      3.83          87,792.45      584      83.01      9.340
100,000.01-125,000.00                     401          45,393,092.10      5.34         113,199.73      590      83.04      8.909
125,000.01-150,000.00                     381          52,307,068.79      6.16         137,288.89      591      81.62      8.720
150,000.01-175,000.00                     342          55,246,719.37      6.50         161,540.12      591      80.21      8.516
175,000.01-200,000.00                     259          48,839,013.72      5.75         188,567.62      591      80.64      8.533
200,000.01-225,000.00                     305          64,974,594.00      7.65         213,031.46      605      82.07      8.138
225,000.01-250,000.00                     219          51,947,383.55      6.11         237,202.66      598      80.05      8.103
250,000.01-275,000.00                     174          45,426,928.32      5.35         261,074.30      607      82.24      7.944
275,000.01-300,000.00                     164          47,409,748.50      5.58         289,083.83      606      81.97      7.863
300,000.01-325,000.00                     132          41,284,785.23      4.86         312,763.52      607      83.31      7.804
325,000.01-350,000.00                     118          39,846,668.58      4.69         337,683.63      608      82.23      7.716
350,000.01-375,000.00                     121          43,867,871.69      5.16         362,544.39      615      82.08      7.493
375,000.01-400,000.00                     90           34,836,048.20      4.10         387,067.20      616      84.04      7.576
400,000.01-417,000.00                     46           18,756,157.07      2.21         407,742.55      623      85.59      7.576
417,000.01-425,000.00                     21            8,831,423.23      1.04         420,543.96      621      81.41      7.479
425,000.01-450,000.00                     61           26,733,036.42      3.15         438,246.50      624      85.15      7.497
450,000.01-500,000.00                     88           41,859,137.77      4.93         475,672.02      617      84.95      7.410
500,000.01-600,000.00                     107          58,429,008.59      6.88         546,065.50      627      85.13      7.642
600,000.01-700,000.00                     52           33,839,223.33      3.98         650,754.29      635      85.08      7.424
700,000.01-800,000.00                     24           17,928,890.11      2.11         747,037.09      625      81.60      7.491
800,000.01-900,000.00                     11            9,319,270.17      1.10         847,206.38      631      76.52      7.355
900,000.01-1,000,000.00                    6            5,779,233.18      0.68         963,205.53      569      67.24      7.707
1,000,000.01-1,100,000.00                  2            2,085,574.71      0.25       1,042,787.36      592      67.52      6.773
1,100,000.01-1,200,000.00                  2            2,250,900.51      0.26       1,125,450.26      597      74.24      6.922
1,400,000.01-1,500,000.00                  1            1,495,367.66      0.18       1,495,367.66      662      53.15      5.850
1,600,000.01-1,700,000.00                  1            1,631,000.00      0.19       1,631,000.00      692      70.00      5.575
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       41
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                        CURRENT MORTGAGE LOAN PRINCIPAL BALANCE OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CURRENT UNPAID PRINCIPAL BALANCE ($)     LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

15,000.01-25,000.00                        1      $        22,576.39      0.00%     $   22,576.39      630     100.00%    11.150%
25,000.01-50,000.00                       23            1,147,916.42      0.14          49,909.41      574      63.59     10.007
50,000.01-75,000.00                       246          15,652,449.71      1.84          63,627.84      582      78.59      9.803
75,000.01-100,000.00                      370          32,521,254.57      3.83          87,895.28      583      82.89      9.340
100,000.01-125,000.00                     401          45,417,873.34      5.35         113,261.53      590      83.00      8.907
125,000.01-150,000.00                     379          52,028,527.23      6.12         137,278.44      591      81.75      8.727
150,000.01-175,000.00                     345          55,750,247.07      6.56         161,594.92      591      80.13      8.523
175,000.01-200,000.00                     261          49,288,127.59      5.80         188,843.40      591      80.61      8.513
200,000.01-225,000.00                     304          64,849,821.67      7.63         213,321.78      604      82.16      8.136
225,000.01-250,000.00                     219          52,022,703.61      6.12         237,546.59      599      79.91      8.107
250,000.01-275,000.00                     173          45,226,478.23      5.32         261,424.73      607      82.31      7.928
275,000.01-300,000.00                     164          47,459,815.54      5.59         289,389.12      606      82.03      7.864
300,000.01-325,000.00                     132          41,335,634.33      4.87         313,148.74      606      83.41      7.819
325,000.01-350,000.00                     118          39,895,930.77      4.70         338,101.11      609      82.23      7.716
350,000.01-375,000.00                     119          43,168,724.47      5.08         362,762.39      615      82.00      7.482
375,000.01-400,000.00                     92           35,635,110.80      4.19         387,338.16      617      84.17      7.566
400,000.01-417,000.00                     44           17,957,094.47      2.11         408,115.78      621      85.40      7.597
417,000.01-425,000.00                     21            8,831,423.23      1.04         420,543.96      621      81.41      7.479
425,000.01-450,000.00                     63           27,631,402.63      3.25         438,593.69      624      84.99      7.498
450,000.01-500,000.00                     86           40,960,771.56      4.82         476,288.04      617      85.06      7.407
500,000.01-600,000.00                     107          58,429,008.59      6.88         546,065.50      627      85.13      7.642
600,000.01-700,000.00                     52           33,839,223.33      3.98         650,754.29      635      85.08      7.424
700,000.01-800,000.00                     24           17,928,890.11      2.11         747,037.09      625      81.60      7.491
800,000.01-900,000.00                     11            9,319,270.17      1.10         847,206.38      631      76.52      7.355
900,000.01-1,000,000.00                    6            5,779,233.18      0.68         963,205.53      569      67.24      7.707
1,000,000.01-1,100,000.00                  2            2,085,574.71      0.25       1,042,787.36      592      67.52      6.773
1,100,000.01-1,200,000.00                  2            2,250,900.51      0.26       1,125,450.26      597      74.24      6.922
1,400,000.01-1,500,000.00                  1            1,495,367.66      0.18       1,495,367.66      662      53.15      5.850
1,600,000.01-1,700,000.00                  1            1,631,000.00      0.19       1,631,000.00      692      70.00      5.575
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                               REMAINING TERM TO MATURITY OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
REMAINING TERM (MONTHS)                  LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

121-180                                    7      $       479,382.07      0.06%     $   68,483.15      584      75.27%     9.093%
301-360                                  3,760        849,082,969.82     99.94         225,819.94      606      82.21      8.042
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       42
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                               ORIGINAL TERM TO MATURITY OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL TERM                            LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

121-180                                    7      $       479,382.07      0.06%     $   68,483.15      584      75.27%     9.093%
301-360                                  3,760        849,082,969.82     99.94         225,819.94      606      82.21      8.042
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                             COMBINED LOAN-TO-VALUE RATIOS OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
COMBINED LTV (%)                         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

<25.01                                     8      $       760,478.09      0.09%     $   95,059.76      560      18.85%     9.066%
25.01-30.00                                7            1,184,369.45      0.14         169,195.64      606      26.82      7.166
30.01-35.00                               19            3,373,053.94      0.40         177,529.15      585      31.97      8.038
35.01-40.00                               32            5,571,398.05      0.66         174,106.19      567      37.78      8.099
40.01-45.00                               31            6,502,259.05      0.77         209,750.29      583      42.65      7.699
45.01-50.00                               62           11,526,168.54      1.36         185,905.94      571      48.02      8.057
50.01-55.00                               73           14,645,948.98      1.72         200,629.44      585      53.16      7.858
55.01-60.00                               113          22,901,155.87      2.70         202,665.10      584      57.85      7.889
60.01-65.00                               229          47,614,459.89      5.60         207,923.41      573      63.50      8.230
65.01-70.00                               255          60,273,881.17      7.09         236,368.16      591      68.77      7.770
70.01-75.00                               332          77,351,336.79      9.10         232,985.95      587      74.07      8.085
75.01-80.00                               696         153,123,675.34     18.02         220,005.28      587      79.54      8.189
80.01-85.00                               291          76,344,888.90      8.99         262,353.57      612      84.54      7.902
85.01-90.00                               514         138,254,168.74     16.27         268,976.98      627      89.63      8.083
90.01-95.00                               339          73,002,962.26      8.59         215,347.97      617      94.69      8.461
95.01-100.00                              766         157,132,146.83     18.50         205,133.35      635      99.94      7.818
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       43
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL LTV (%)                         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

<25.01                                     9      $     1,300,588.47      0.15%     $  144,509.83      596      21.67%     8.042%
25.01-30.00                                6              644,259.07      0.08         107,376.51      574      27.81      7.640
30.01-35.00                               19            3,373,053.94      0.40         177,529.15      585      31.97      8.038
35.01-40.00                               32            5,571,398.05      0.66         174,106.19      567      37.78      8.099
40.01-45.00                               31            6,502,259.05      0.77         209,750.29      583      42.65      7.699
45.01-50.00                               62           11,526,168.54      1.36         185,905.94      571      48.02      8.057
50.01-55.00                               73           14,645,948.98      1.72         200,629.44      585      53.16      7.858
55.01-60.00                               116          23,506,731.79      2.77         202,644.24      583      58.12      7.893
60.01-65.00                               231          48,707,965.72      5.73         210,856.99      573      63.81      8.207
65.01-70.00                               255          60,419,402.02      7.11         236,938.83      592      68.95      7.788
70.01-75.00                               334          77,114,179.48      9.08         230,880.78      588      74.27      8.063
75.01-80.00                              1,402        299,264,690.82     35.23         213,455.56      611      89.34      7.928
80.01-85.00                               290          76,266,501.97      8.98         262,987.94      613      84.60      7.884
85.01-90.00                               513         137,511,487.69     16.19         268,053.58      627      89.63      8.094
90.01-95.00                               294          62,938,539.84      7.41         214,076.67      616      94.72      8.583
95.01-100.00                              100          20,269,176.46      2.39         202,691.76      634      99.76      9.013
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                    GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
STATE                                    LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

California                                560     $   203,691,037.95     23.98%     $  363,734.00      618      80.91%     7.303%
Florida                                   475          96,575,310.02     11.37         203,316.44      604      83.88      8.270
New York                                  241          79,721,176.99      9.38         330,793.27      616      79.23      7.656
Massachusetts                             193          57,619,026.73      6.78         298,544.18      616      80.87      7.928
New Jersey                                159          42,495,519.04      5.00         267,267.42      600      79.10      8.495
Texas                                     252          34,323,055.45      4.04         136,202.60      584      89.88      9.066
Virginia                                  152          31,737,143.26      3.74         208,797.00      595      79.64      8.026
Maryland                                  127          31,205,739.39      3.67         245,714.48      594      78.55      8.035
Arizona                                   117          23,910,851.60      2.81         204,366.25      603      80.73      8.221
Pennsylvania                              132          21,648,353.44      2.55         164,002.68      592      80.79      8.469
Illinois                                  106          20,796,511.41      2.45         196,193.50      598      81.90      8.525
Connecticut                               80           17,403,686.16      2.05         217,546.08      619      82.59      7.846
Georgia                                   105          17,033,744.03      2.01         162,226.13      602      86.87      8.804
Other                                    1,068        171,401,196.42     20.18         160,488.01      598      84.92      8.508
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       44
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                     OCCUPANCY TYPES OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
OCCUPANCY TYPE                           LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Investment Property                       143     $    33,569,492.91      3.95%     $  234,751.70      641      82.03%     8.822%
Primary Residence                        3,574        803,891,196.51     94.62         224,927.59      605      82.25      8.016
Second Home                               50           12,101,662.47      1.42         242,033.25      636      79.35      7.650
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                             3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                 MORTGAGED PROPERTY TYPES OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PROPERTY TYPE                            LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Condo                                     147     $    31,725,204.05      3.73%     $  215,817.71      620      85.48%     8.331%
Modular Home                              11            1,745,367.52      0.21         158,669.77      667      84.12      9.090
Pud - Attached                            55           12,789,814.56      1.51         232,542.08      600      82.27      8.014
Pud- Detached                             313          81,706,268.57      9.62         261,042.39      605      84.44      7.931
One                                      2,936        625,798,245.26     73.66         213,146.54      603      82.02      8.056
2-4 Unit                                  305          95,797,451.93     11.28         314,090.01      623      80.39      7.942
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                  MORTGAGE LOAN PURPOSE OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
LOAN PURPOSE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Cash Out                                 2,228    $   532,729,396.39     62.71%     $  239,106.55      599      77.45%     7.984%
Purchase                                 1,301        269,988,269.48     31.78         207,523.65      624      92.41      8.075
Rate/Term Refinance                       238          46,844,686.02      5.51         196,826.41      591      77.50      8.524
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                             3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       45
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                            MORTGAGE LOAN DOCUMENTATION TYPES OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
DOCUMENTATION TYPE                       LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Full Doc                                 2,327    $   429,938,532.21     50.61%     $  184,760.86      594      84.35%     8.201%
Limited                                   24            8,286,235.02      0.98         345,259.79      596      80.30      8.371
Stated Doc                               1,416        411,337,584.66     48.42         290,492.64      620      80.00      7.871
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                             3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                CREDIT SCORE DISTRIBUTION OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CREDIT SCORE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

None                                      34      $     4,253,944.50      0.50%     $  125,116.01       --      69.28%     9.427%
475-499                                    4              621,209.99      0.07         155,302.50      488      89.46      9.801
500-524                                   350          64,624,600.13      7.61         184,641.71      512      72.84      9.298
525-549                                   374          69,370,097.12      8.17         185,481.54      538      73.58      9.136
550-574                                   477          95,352,931.96     11.22         199,901.32      564      75.38      8.510
575-599                                   620         126,202,699.09     14.86         203,552.74      588      82.61      8.034
600-624                                   708         162,470,784.20     19.12         229,478.51      612      82.90      7.807
625-649                                   570         141,413,987.01     16.65         248,094.71      637      85.69      7.632
650-674                                   373         104,526,897.18     12.30         280,232.97      661      88.02      7.508
675-699                                   257          80,725,200.71      9.50         314,105.84      687      90.12      7.361
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                 PREPAYMENT PENALTY TERMS OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PREPAYMENT PENALTY TERM (MONTHS)         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

0                                         955     $   209,182,466.92     24.62%     $  219,039.23      603      80.74%     8.438%
12                                        247          87,853,223.51     10.34         355,681.07      615      80.81      7.600
24                                       2,368        503,735,192.28     59.29         212,726.01      605      83.26      8.013
26                                        194          48,188,822.36      5.67         248,395.99      625      80.06      7.426
60                                         3              602,646.82      0.07         200,882.27      609      88.77      9.366
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       46
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                        LIEN TYPES OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
LIEN TYPE                                LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

First Lien                               3,766    $   849,539,775.50    100.00%     $  225,581.46      606      82.20%     8.043%
Second Lien                                1               22,576.39      0.00          22,576.39      630     100.00     11.150
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                INITIAL INTEREST RATE CAP OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
INITIAL RATE CAP (%)                     LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

1.000                                      6      $     1,782,452.37      0.21%     $  297,075.40      578      80.53%     7.094%
2.000                                     13            5,546,008.65      0.65         426,616.05      594      71.33      7.175
3.000                                    3,747        842,152,083.63     99.13         224,753.69      607      82.28      8.050
4.000                                      1               81,807.24      0.01          81,807.24      530      63.08      8.700
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                        DISTRIBUTION BY PERIODIC INTEREST RATE CAP OF THE ADJUSTABLE RATE MORTGAGE RATE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PERIODIC RATE CAP (%)                    LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

1.000                                    3,766    $   849,293,611.04     99.97%     $  225,516.09      606      82.20%     8.043%
1.500                                      1              268,740.85      0.03         268,740.85      629      94.39      7.625
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       47
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                         GROSS MARGIN OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
MARGIN (%)                               LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

2.500-2.999                                1      $        66,462.59      0.01%     $   66,462.59      566      95.00%    12.100%
3.000-3.499                                3              192,149.50      0.02          64,049.83      537      70.90     11.506
3.500-3.999                                4              947,256.80      0.11         236,814.20      619      78.50      5.965
4.000-4.499                               27            8,815,254.33      1.04         326,490.90      643      68.39      6.433
4.500-4.999                               120          40,257,814.53      4.74         335,481.79      647      79.61      6.402
5.000-5.499                               437         131,027,309.29     15.42         299,833.66      636      80.94      6.891
5.500-5.999                               702         183,907,218.19     21.65         261,976.09      623      83.38      7.476
6.000-6.499                               777         178,311,682.56     20.99         229,487.36      607      83.23      8.036
6.500-6.999                               682         140,958,223.80     16.59         206,683.61      590      83.35      8.559
7.000-7.499                               543          90,210,038.65     10.62         166,132.67      574      81.59      9.308
7.500-7.999                               344          52,067,291.29      6.13         151,358.40      562      80.73     10.029
8.000-8.499                               124          22,339,904.58      2.63         180,160.52      545      81.20     10.116
8.500-8.999                                2              386,860.25      0.05         193,430.13      526      69.58      9.823
9.000-9.499                                1               74,885.53      0.01          74,885.53      531      27.57     10.750
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                    MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
MAXIMUM MORTGAGE RATES (%)               LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

9.500-9.999                                1      $       217,160.68      0.03%     $  217,160.68      632     100.00%     6.600%
10.000-10.499                              2              238,195.49      0.03         119,097.75      582      68.21      7.320
10.500-10.999                              3              415,262.31      0.05         138,420.77      605      61.46      7.631
11.000-11.499                              6              804,898.57      0.09         134,149.76      595      63.26      7.159
11.500-11.999                             49           18,453,024.15      2.17         376,592.33      636      71.84      5.898
12.000-12.499                             133          42,278,488.77      4.98         317,883.37      638      83.15      6.332
12.500-12.999                             358         120,842,738.10     14.22         337,549.55      631      80.64      6.795
13.000-13.499                             390         113,324,793.29     13.34         290,576.39      627      81.84      7.264
13.500-13.999                             584         155,385,441.59     18.29         266,070.96      615      83.73      7.765
14.000-14.499                             549         126,873,520.61     14.93         231,099.31      601      83.48      8.240
14.500-14.999                             627         115,312,487.86     13.57         183,911.46      592      83.85      8.740
15.000-15.499                             304          52,799,925.55      6.21         173,683.97      582      83.70      9.235
15.500-15.999                             333          50,302,410.74      5.92         151,058.29      565      80.63      9.740
16.000-16.499                             156          21,007,674.27      2.47         134,664.58      559      82.09     10.224
16.500-16.999                             133          16,506,776.13      1.94         124,111.10      548      78.10     10.734
17.000-17.499                             65            6,257,660.76      0.74          96,271.70      542      77.10     11.220
17.500-17.999                             53            5,759,518.37      0.68         108,670.16      533      73.61     11.733
18.000-18.499                             20            2,260,667.62      0.27         113,033.38      538      67.33     12.239
19.000-19.499                              1              521,707.03      0.06         521,707.03      565      85.00      9.490
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       48
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                    MINIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
MINIMUM MORTGAGE RATES (%)               LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

5.000-5.499                                1      $       307,500.00      0.04%     $  307,500.00      615      76.88%     5.450%
5.500-5.999                               43           17,770,645.19      2.09         413,270.82      639      71.63      5.786
6.000-6.499                               129          41,908,953.69      4.93         324,875.61      638      83.18      6.305
6.500-6.999                               358         120,983,625.56     14.24         337,943.09      631      80.71      6.792
7.000-7.499                               389         113,349,851.46     13.34         291,387.79      627      81.86      7.258
7.500-7.999                               585         155,839,053.67     18.34         266,391.54      615      83.70      7.760
8.000-8.499                               553         127,281,087.17     14.98         230,164.71      601      83.37      8.237
8.500-8.999                               630         115,581,957.50     13.60         183,463.42      592      83.80      8.741
9.000-9.499                               306          53,404,772.45      6.29         174,525.40      583      83.66      9.236
9.500-9.999                               336          50,615,107.61      5.96         150,640.20      565      80.60      9.740
10.000-10.499                             160          21,302,618.83      2.51         133,141.37      559      81.75     10.224
10.500-10.999                             136          16,737,167.21      1.97         123,067.41      549      78.06     10.735
11.000-11.499                             66            6,347,492.77      0.75          96,174.13      542      77.15     11.224
11.500-11.999                             54            5,821,879.60      0.69         107,812.59      533      73.68     11.732
12.000-12.499                             21            2,310,639.18      0.27         110,030.44      538      67.57     12.235
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                             INITIAL INTEREST RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
INITIAL INTEREST RATE                  MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ADJUSTMENT DATE                          LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

06/01/06                                   4      $       815,477.23      0.10%     $  203,869.31      560      76.42%     7.085%
12/01/06                                   1              137,591.30      0.02         137,591.30      527      95.00     10.700
10/01/07                                   4              767,457.57      0.09         191,864.39      610      73.44      8.011
11/01/07                                  146          34,715,772.63      4.09         237,779.26      612      81.24      7.660
11/07/07                                   1               84,868.15      0.01          84,868.15      546      45.95      9.300
11/15/07                                   1              122,364.85      0.01         122,364.85       --      68.06     10.900
11/16/07                                   3              310,081.31      0.04         103,360.44      588      80.94      9.974
11/18/07                                   1              151,716.04      0.02         151,716.04      581      80.00      8.400
11/21/07                                   1               83,541.50      0.01          83,541.50      539      35.00     10.150
11/22/07                                   1              222,538.89      0.03         222,538.89      514      58.68      7.900
11/28/07                                   1               67,370.59      0.01          67,370.59      590      95.00     10.600
12/01/07                                 2,762        636,369,740.21     74.91         230,401.79      605      82.28      8.037
01/01/08                                  552         101,699,940.39     11.97         184,239.02      602      84.10      8.555
11/01/08                                   3              680,361.55      0.08         226,787.18      590      81.34      7.809
12/01/08                                  89           21,802,767.37      2.57         244,974.91      620      80.56      7.792
01/01/09                                  15            3,050,101.03      0.36         203,340.07      624      81.03      7.769
10/01/10                                   1              765,747.12      0.09         765,747.12      617      41.62      5.500
11/01/10                                  18            4,822,999.00      0.57         267,944.39      630      75.88      6.899
12/01/10                                  138          37,002,846.81      4.36         268,136.57      625      80.18      7.466
01/01/11                                  23            5,734,256.39      0.67         249,315.50      629      80.71      7.788
12/01/20                                   2              154,811.96      0.02          77,405.98      568      86.16     10.467
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                              3,767    $   849,562,351.89    100.00%     $  225,527.57      606      82.20%     8.043%
----------------------------------------------------------------------------------------------------------------------------------

                                       49
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

--------------------------------------------------------------------------------

                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

               Statistics for the Mortgage Loans listed below are
                  based on the Cut-off Date scheduled balances

SCHEDULED PRINCIPAL BALANCE:                                     $165,463,031.19
NUMBER OF MORTGAGE LOANS:                                                    969
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                 $170,756.48
WEIGHTED AVERAGE GROSS COUPON:                                            7.871%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(3):                                   621
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   75.01%
WEIGHTED AVERAGE COMBINED LTV RATIO:                                      76.20%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             352
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                     355
INTEREST ONLY LOANS:                                                       6.14%
SILENT SECONDS:                                                            6.16%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The loan-to-value ("OLTV") at any given time is a fraction, expressed as a percentage, the numerator of which is the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

(3)   Does not include loans with no credit score available.

                                       50
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                           PRODUCT TYPES OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PRODUCT TYPE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

10 Fixed                                   2      $       152,565.79      0.09%     $   76,282.90      612      53.35%     8.907%
15 Fixed                                  29            3,498,908.19      2.11         120,652.01      609      66.16      8.101
20 Fixed                                  19            1,746,056.81      1.06          91,897.73      597      71.61      8.394
30 Fixed                                  767         118,590,060.86     71.67         154,615.46      619      76.62      8.049
30 Fixed (Rate Reduction)                 18            2,046,272.32      1.24         113,681.80      561      69.44     10.649
FIX_BAL                                   103          29,264,952.82     17.69         284,125.76      632      76.36      7.127
30 Fixed 5YR IO                           31           10,164,214.40      6.14         327,877.88      641      76.76      7.197
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                    CURRENT GROSS MORTGAGE RATE OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CURRENT GROSS MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

5.000-5.499                                1      $       394,710.82      0.24%     $  394,710.82      678      65.00%     5.375%
5.500-5.999                                9            4,192,181.00      2.53         465,797.89      642      64.56      5.891
6.000-6.499                               72           21,734,099.11     13.14         301,862.49      640      70.91      6.277
6.500-6.999                               119          40,141,729.24     24.26         337,325.46      640      73.55      6.762
7.000-7.499                               69           17,504,031.34     10.58         253,681.61      635      74.62      7.239
7.500-7.999                               109          22,256,776.91     13.45         204,190.61      624      75.45      7.736
8.000-8.499                               74           13,165,861.21      7.96         177,917.04      606      77.21      8.284
8.500-8.999                               74           10,603,065.48      6.41         143,284.67      601      80.95      8.735
9.000-9.499                               65            7,623,098.73      4.61         117,278.44      602      81.64      9.250
9.500-9.999                               79            8,520,649.05      5.15         107,856.32      579      80.33      9.724
10.000-10.499                             48            4,793,299.55      2.90          99,860.41      582      81.22     10.186
10.500-10.999                             75            5,204,336.27      3.15          69,391.15      596      87.14     10.771
11.000-11.499                             58            3,222,780.59      1.95          55,565.18      598      84.35     11.234
11.500-11.999                             64            3,548,679.02      2.14          55,448.11      585      89.81     11.686
12.000-12.499                             48            2,332,904.12      1.41          48,602.17      572      86.01     12.145
12.500-12.999                              3              127,640.01      0.08          42,546.67      600      74.96     12.563
13.000-13.499                              1               67,206.92      0.04          67,206.92      586      84.82     13.350
13.500-13.999                              1               29,981.82      0.02          29,981.82      596      75.30     13.600
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                       51
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                              ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL PRINCIPAL BALANCE ($)           LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

15,000.01-25,000.00                       25      $       552,478.22      0.33%     $   22,099.13      612      96.47%    11.280%
25,000.01-50,000.00                       144           5,332,555.93      3.22          37,031.64      620      92.63     11.080
50,000.01-75,000.00                       133           8,154,414.12      4.93          61,311.38      603      80.67     10.293
75,000.01-100,000.00                      98            8,587,683.78      5.19          87,629.43      603      73.06      9.347
100,000.01-125,000.00                     84            9,417,728.56      5.69         112,115.82      596      75.79      8.865
125,000.01-150,000.00                     81           11,054,471.97      6.68         136,474.96      601      74.30      8.427
150,000.01-175,000.00                     57            9,205,635.93      5.56         161,502.38      608      77.74      8.385
175,000.01-200,000.00                     45            8,510,815.42      5.14         189,129.23      606      72.76      8.006
200,000.01-225,000.00                     34            7,146,496.11      4.32         210,191.06      618      72.36      7.735
225,000.01-250,000.00                     37            8,748,136.39      5.29         236,436.12      617      77.68      7.798
250,000.01-275,000.00                     27            7,135,716.78      4.31         264,285.81      620      69.46      7.464
275,000.01-300,000.00                     29            8,423,403.00      5.09         290,462.17      627      74.92      7.312
300,000.01-325,000.00                     30            9,337,552.21      5.64         311,251.74      621      73.01      7.093
325,000.01-350,000.00                     29            9,829,133.27      5.94         338,935.63      634      76.20      7.032
350,000.01-375,000.00                     22            7,995,829.31      4.83         363,446.79      630      76.99      7.049
375,000.01-400,000.00                     20            7,760,861.77      4.69         388,043.09      632      80.03      7.158
400,000.01-417,000.00                      9            3,686,630.65      2.23         409,625.63      642      85.21      7.621
417,000.01-425,000.00                      4            1,674,859.28      1.01         418,714.82      662      77.15      7.197
425,000.01-450,000.00                     12            5,348,852.35      3.23         445,737.70      621      76.46      7.147
450,000.01-500,000.00                     17            8,016,967.05      4.85         471,586.30      652      79.48      6.803
500,000.01-600,000.00                     16            8,809,578.29      5.32         550,598.64      645      76.67      6.629
600,000.01-700,000.00                     12            7,690,408.35      4.65         640,867.36      638      70.91      6.984
700,000.01-800,000.00                      3            2,194,940.64      1.33         731,646.88      636      66.36      6.542
800,000.01-900,000.00                      1              847,881.81      0.51         847,881.81      614      69.67      6.962
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                       52
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                              CURRENT MORTGAGE LOAN PRINCIPAL BALANCE OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CURRENT PRINCIPAL BALANCE ($)            LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

15,000.01-25,000.00                       25      $       552,478.22      0.33%     $   22,099.13      612      96.47%    11.280%
25,000.01-50,000.00                       147           5,482,071.04      3.31          37,293.00      620      92.00     11.038
50,000.01-75,000.00                       130           8,004,899.01      4.84          61,576.15      603      80.87     10.307
75,000.01-100,000.00                      99            8,687,302.55      5.25          87,750.53      602      72.54      9.350
100,000.01-125,000.00                     84            9,443,067.55      5.71         112,417.47      598      76.49      8.856
125,000.01-150,000.00                     81           11,079,212.50      6.70         136,780.40      601      73.64      8.414
150,000.01-175,000.00                     56            9,055,937.64      5.47         161,713.17      608      78.37      8.395
175,000.01-200,000.00                     46            8,686,923.82      5.25         188,846.17      607      72.19      7.993
200,000.01-225,000.00                     34            7,195,324.49      4.35         211,627.19      615      73.74      7.866
225,000.01-250,000.00                     36            8,523,199.61      5.15         236,755.54      619      77.22      7.698
250,000.01-275,000.00                     27            7,135,716.78      4.31         264,285.81      620      69.46      7.464
275,000.01-300,000.00                     30            8,722,585.80      5.27         290,752.86      627      74.31      7.279
300,000.01-325,000.00                     29            9,038,369.41      5.46         311,667.91      621      73.53      7.118
325,000.01-350,000.00                     31           10,528,867.31      6.36         339,640.88      634      75.31      7.028
350,000.01-375,000.00                     20            7,296,095.27      4.41         364,804.76      631      78.34      7.056
375,000.01-400,000.00                     20            7,760,861.77      4.69         388,043.09      632      80.03      7.158
400,000.01-417,000.00                      9            3,686,630.65      2.23         409,625.63      642      85.21      7.621
417,000.01-425,000.00                      4            1,674,859.28      1.01         418,714.82      662      77.15      7.197
425,000.01-450,000.00                     13            5,798,690.25      3.50         446,053.10      624      77.12      7.057
450,000.01-500,000.00                     16            7,567,129.15      4.57         472,945.57      652      79.15      6.851
500,000.01-600,000.00                     17            9,408,047.72      5.69         553,414.57      647      77.02      6.637
600,000.01-700,000.00                     11            7,091,938.92      4.29         644,721.72      636      69.96      7.004
700,000.01-800,000.00                      3            2,194,940.64      1.33         731,646.88      636      66.36      6.542
800,000.01-900,000.00                      1              847,881.81      0.51         847,881.81      614      69.67      6.962
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                     REMAINING TERM TO MATURITY OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
REMAINING TERM (MONTHS)                  LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

61-120                                     2      $       152,565.79      0.09%     $   76,282.90      612      53.35%     8.907%
121-180                                   29            3,498,908.19      2.11         120,652.01      609      66.16      8.101
181-240                                   19            1,746,056.81      1.06          91,897.73      597      71.61      8.394
301-360                                   919         160,065,500.40     96.74         174,173.56      622      76.49      7.860
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                       53
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                     ORIGINAL TERM TO MATURITY OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL TERM (MONTHS)                   LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

<121                                       2      $       152,565.79      0.09%     $   76,282.90      612      53.35%     8.907%
121-180                                   29            3,498,908.19      2.11         120,652.01      609      66.16      8.101
181-240                                   19            1,746,056.81      1.06          91,897.73      597      71.61      8.394
301-360                                   919         160,065,500.40     96.74         174,173.56      622      76.49      7.860
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                   COMBINED LOAN-TO-VALUE RATIOS OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
COMBINED LTV (%)                         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

<25.01                                     7      $       645,133.38      0.39%     $   92,161.91      584      19.34%     9.131%
25.01-30.00                                7              747,879.81      0.45         106,839.97      582      28.15      7.975
30.01-35.00                                7              870,773.64      0.53         124,396.23      618      31.47      7.945
35.01-40.00                               13            2,271,102.32      1.37         174,700.18      614      37.37      7.959
40.01-45.00                               16            2,532,801.56      1.53         158,300.10      617      43.18      7.310
45.01-50.00                               17            3,531,508.50      2.13         207,735.79      609      47.26      7.118
50.01-55.00                               24            3,360,159.95      2.03         140,006.66      621      52.60      7.704
55.01-60.00                               44            7,810,209.16      4.72         177,504.75      617      57.69      7.404
60.01-65.00                               91           19,833,911.49     11.99         217,955.07      613      63.47      7.295
65.01-70.00                               69           16,372,797.84      9.90         237,286.93      620      68.93      7.400
70.01-75.00                               69           17,171,617.86     10.38         248,864.03      625      73.96      7.322
75.01-80.00                               155          32,190,100.83     19.45         207,678.07      626      79.36      7.715
80.01-85.00                               84           16,723,928.79     10.11         199,094.39      628      83.86      7.785
85.01-90.00                               70           12,708,999.74      7.68         181,557.14      617      89.59      8.557
90.01-95.00                               64           10,911,019.92      6.59         170,484.69      615      94.36      8.717
95.01-100.00                              232          17,781,086.40     10.75          76,642.61      630      99.89      9.235
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                       54
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                   ORIGINAL LOAN-TO-VALUE RATIOS OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL LTV (%)                         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

<25.01                                     7      $       645,133.38      0.39%     $   92,161.91      584      19.34%     9.131%
25.01-30.00                                7              747,879.81      0.45         106,839.97      582      28.15      7.975
30.01-35.00                                7              870,773.64      0.53         124,396.23      618      31.47      7.945
35.01-40.00                               13            2,271,102.32      1.37         174,700.18      614      37.37      7.959
40.01-45.00                               17            2,597,742.59      1.57         152,808.39      617      43.50      7.374
45.01-50.00                               17            3,531,508.50      2.13         207,735.79      609      47.26      7.118
50.01-55.00                               24            3,360,159.95      2.03         140,006.66      621      52.60      7.704
55.01-60.00                               45            7,903,260.46      4.78         175,628.01      617      58.16      7.404
60.01-65.00                               92           19,886,811.26     12.02         216,160.99      612      63.52      7.297
65.01-70.00                               70           16,468,565.13      9.95         235,265.22      620      69.02      7.407
70.01-75.00                               69           17,171,617.86     10.38         248,864.03      625      73.96      7.322
75.01-80.00                               209          41,877,111.61     25.31         200,368.96      629      84.03      7.766
80.01-85.00                               83           16,650,763.86     10.06         200,611.61      629      83.86      7.780
85.01-90.00                               69           12,613,232.45      7.62         182,800.47      617      89.62      8.557
90.01-95.00                               60            9,624,052.59      5.82         160,400.88      608      94.38      8.926
95.01-100.00                              180           9,243,315.78      5.59          51,351.75      627      99.79     10.324
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                          GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
STATE                                    LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

CA                                        160     $    44,796,300.97     27.07%     $  279,976.88      633      73.13%     7.069%
NY                                        86           23,501,791.50     14.20         273,276.65      628      74.08      7.312
FL                                        142          22,231,849.22     13.44         156,562.32      615      76.95      8.188
TX                                        110          11,092,487.54      6.70         100,840.80      593      85.40      9.099
MA                                        33            7,701,014.02      4.65         233,364.06      632      76.02      7.608
HI                                        11            4,463,350.43      2.70         405,759.13      631      65.38      6.960
VA                                        33            4,448,432.43      2.69         134,800.98      607      77.79      8.557
NJ                                        22            4,406,748.44      2.66         200,306.75      608      74.05      8.512
MD                                        18            3,874,875.03      2.34         215,270.84      644      75.82      7.532
PA                                        33            3,717,218.59      2.25         112,642.99      589      72.97      8.824
CT                                        26            3,321,818.27      2.01         127,762.24      619      77.30      8.357
GA                                        28            3,034,650.83      1.83         108,380.39      611      84.44      8.700
Other                                     267          28,872,493.92     17.45         108,136.68      615      79.85      8.642
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                       55
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                           OCCUPANCY TYPE OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
OCCUPANCY TYPE                           LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Investment Property                       15      $     2,645,009.83      1.60%     $  176,333.99      644      66.98%     8.789%
Primary Residence                         943         160,655,632.17     97.09         170,366.52      621      76.29      7.851
Second Home                               11            2,162,389.19      1.31         196,580.84      638      80.67      8.277
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                              969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                      MORTGAGED PROPERTY TYPES OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PROPERTY TYPE                            LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Condo                                     29      $     4,648,833.32      2.81%     $  160,304.60      628      82.14%     8.059%
Modular Home                              11            1,486,740.01      0.90         135,158.18      638      67.69      8.984
Pud - Attached                             3              478,069.38      0.29         159,356.46      628      69.85      7.342
Pud- Detached                             46           10,525,974.51      6.36         228,825.53      630      77.12      7.585
One                                       820         130,969,620.41     79.15         159,719.05      618      76.83      7.930
2-4 Unit                                  60           17,353,793.56     10.49         289,229.89      639      70.16      7.469
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                              969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                       MORTGAGE LOAN PURPOSE OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
LOAN PURPOSE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Cash Out                                  576     $   117,365,134.46     70.93%     $  203,758.91      620      72.47%     7.623%
Purchase                                  303          33,025,801.22     19.96         108,996.04      622      89.66      8.839
Rate/Term Refinance                       90           15,072,095.51      9.11         167,467.73      627      75.74      7.687
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                              969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                       56
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                 MORTGAGE LOAN DOCUMENTATION TYPES OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
DOCUMENTATION TYPE                       LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Full Doc                                  711     $   107,522,264.86     64.98%     $  151,226.81      612      77.00%     7.982%
Limited                                    5            1,315,201.79      0.79         263,040.36      624      80.41      8.456
Stated Doc                                253          56,625,564.54     34.22         223,816.46      638      74.58      7.648
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                              969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                     CREDIT SCORE DISTRIBUTION OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CREDIT SCORE RANGE                       LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

None                                       2      $       160,519.57      0.10%     $   80,259.79       --      74.55%    10.946%
475-499                                    2              108,619.41      0.07          54,309.71      493      96.29     11.279
500-524                                   42            6,161,252.85      3.72         146,696.50      516      73.66      9.904
525-549                                   50            5,823,918.14      3.52         116,478.36      538      75.89      9.719
550-574                                   71           10,459,601.85      6.32         147,318.34      562      71.93      8.624
575-599                                   189          25,901,736.52     15.65         137,046.22      589      74.97      8.351
600-624                                   212          36,175,769.31     21.86         170,640.42      613      74.63      7.752
625-649                                   177          33,745,023.12     20.39         190,649.85      637      78.70      7.604
650-674                                   136          25,944,019.75     15.68         190,764.85      661      78.54      7.356
675-699                                   88           20,982,570.67     12.68         238,438.30      686      76.38      7.025
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                      PREPAYMENT PENALTY TERMS OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PREPAYMENT PENALTY TERM (MONTHS)         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

0                                         264     $    28,635,833.35     17.31%     $  108,469.07      614      78.00%     8.753%
12                                        76           23,542,295.06     14.23         309,767.04      628      74.07      7.185
24                                        68            4,626,937.08      2.80          68,043.19      625      87.88      9.807
30                                         2              501,102.76      0.30         250,551.38      602      68.23      8.856
36                                        559         108,156,862.94     65.37         193,482.76      622      75.72      7.700
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                       57
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                             LIEN TYPES OF THE FIXED RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
LIEN TYPE                                LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

First Lien                                739     $   155,071,478.78     93.72%     $  209,839.62      621      75.26%     7.665%
Second Lien                               230          10,391,552.41      6.28          45,180.66      627      90.21     10.946
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               969     $   165,463,031.19    100.00%     $  170,756.48      621      76.20%     7.871%
----------------------------------------------------------------------------------------------------------------------------------

                                       58
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances

SCHEDULED PRINCIPAL BALANCE:                                    $192,355,794.08
NUMBER OF MORTGAGE LOANS:                                                   608
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                $316,374.66
WEIGHTED AVERAGE GROSS COUPON:                                            7.344%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(3):                                  638
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.56%
WEIGHTED AVERAGE COMBINED LTV RATIO:                                      86.69%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            357
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      27
WEIGHTED AVERAGE GROSS MARGIN(1):                                         5.679%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     3.000%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.000%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(1):                         13.352%
WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(1):                          7.352%
INTEREST ONLY LOANS:                                                     100.00%
SILENT SECONDS:                                                           31.06%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The loan-to-value ("OLTV") at any given time is a fraction, expressed as a percentage, the numerator of which is the sum of (a) the principal balance of such mortgage loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the mortgage loan.

(3)   Does not include loans with no credit score available.

                                       59
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                             PRODUCT TYPES OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PRODUCT TYPE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

IO (5 Yr) / 2 Yr Fixed / Adj / 30 Yr      513     $   160,310,879.54     83.34%     $  312,496.84      637      87.93%     7.412%
IO (5 Yr) / 3 Yr Fixed / Adj / 30 Yr      20            7,386,497.94      3.84         369,324.90      656      82.38      7.103
IO (5 Yr) / 30 Yr Fixed                   31           10,164,214.40      5.28         327,877.88      641      76.76      7.197
IO (5 Yr) / 5 Yr Fixed / Adj / 30 Yr      44           14,494,202.20      7.54         329,413.69      645      82.17      6.809
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                      CURRENT GROSS MORTGAGE RATE OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CURRENT GROSS MORTGAGE RATE (%)          LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

5.000-5.499                                1      $       307,500.00      0.16%     $  307,500.00      615      76.88%     5.450%
5.500-5.999                               18            7,049,449.42      3.66         391,636.08      649      74.60      5.757
6.000-6.499                               64           22,832,740.02     11.87         356,761.56      643      85.49      6.315
6.500-6.999                               134          50,283,605.02     26.14         375,250.78      644      83.81      6.775
7.000-7.499                               104          33,064,340.15     17.19         317,926.35      644      86.83      7.250
7.500-7.999                               118          37,068,662.23     19.27         314,141.21      637      89.52      7.765
8.000-8.499                               77           21,495,544.82     11.17         279,162.92      626      88.25      8.221
8.500-8.999                               60           13,480,548.13      7.01         224,675.80      624      91.43      8.712
9.000-9.499                               21            4,468,400.50      2.32         212,780.98      627      94.00      9.230
9.500-9.999                               10            1,977,003.79      1.03         197,700.38      621      95.40      9.715
10.000-10.499                              1              328,000.00      0.17         328,000.00      645     100.00     10.200
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       60
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                      ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL PRINCIPAL BALANCE ($)           LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

50,000.01-75,000.00                        2      $       147,000.00      0.08%     $   73,500.00      600      43.52%     7.886%
75,000.01-100,000.00                       8              737,270.18      0.38          92,158.77      623      84.74      7.753
100,000.01-125000.00                      36            4,081,707.91      2.12         113,380.78      619      89.91      8.202
125,000.01-150,000.00                     39            5,384,086.92      2.80         138,053.51      630      89.47      8.083
150,000.01-175,000.00                     48            7,726,320.82      4.02         160,965.02      628      87.62      7.860
175,000.01-200,000.00                     33            6,218,855.23      3.23         188,450.16      639      92.17      8.062
200,000.01-225,000.00                     48           10,251,580.76      5.33         213,574.60      635      89.00      7.561
225,000.01-250,000.00                     30            7,070,965.34      3.68         235,698.84      636      83.63      7.336
250,000.01-275,000.00                     37            9,669,548.27      5.03         261,339.14      627      84.98      7.391
275,000.01-300,000.00                     30            8,783,161.57      4.57         292,772.05      631      89.03      7.222
300,000.01-325,000.00                     33           10,364,997.91      5.39         314,090.85      638      84.72      7.155
325,000.01-350,000.00                     38           12,809,240.71      6.66         337,085.28      652      85.98      7.161
350,000.01-375,000.00                     44           16,022,505.44      8.33         364,147.85      641      85.65      7.245
375,000.01-400,000.00                     29           11,254,987.90      5.85         388,103.03      634      84.56      7.159
400,000.01-417,000.00                     16            6,531,623.02      3.40         408,226.44      635      88.36      7.664
417,000.01-425,000.00                      7            2,945,347.00      1.53         420,763.86      638      86.06      7.232
425,000.01-450,000.00                     26           11,371,916.69      5.91         437,381.41      634      88.03      7.255
450,000.01-500,000.00                     27           12,751,603.79      6.63         472,281.62      646      87.85      6.968
500,000.01-600,000.00                     45           24,496,591.83     12.74         544,368.71      645      87.83      7.233
600,000.01-700,000.00                     18           11,730,432.41      6.10         651,690.69      644      87.50      7.408
700,000.01-800,000.00                      9            6,811,629.21      3.54         756,847.69      642      86.77      7.295
800,000.01-900,000.00                      3            2,513,421.17      1.31         837,807.06      628      75.05      7.402
1,000,000.01-1,100,000.00                  1            1,050,000.00      0.55       1,050,000.00      603      70.00      6.500
1,600,000.01-1,700,000.00                  1            1,631,000.00      0.85       1,631,000.00      692      70.00      5.575
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       61
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                CURRENT MORTGAGE LOAN PRINCIPAL BALANCE OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CURRENT UNPAID PRINCIPAL BALANCE ($)     LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

50,000.01-75,000.00                        2      $       147,000.00      0.08%     $   73,500.00      600      43.52%     7.886%
75,000.01-100,000.00                       8              737,270.18      0.38          92,158.77      623      84.74      7.753
100,000.01-125000.00                      36            4,081,707.91      2.12         113,380.78      619      89.91      8.202
125,000.01-150,000.00                     39            5,384,086.92      2.80         138,053.51      630      89.47      8.083
150,000.01-175,000.00                     48            7,726,320.82      4.02         160,965.02      628      87.62      7.860
175,000.01-200,000.00                     33            6,218,855.23      3.23         188,450.16      639      92.17      8.062
200,000.01-225,000.00                     47           10,026,580.75      5.21         213,331.51      635      88.97      7.536
225,000.01-250,000.00                     31            7,295,965.35      3.79         235,353.72      636      83.83      7.376
250,000.01-275,000.00                     37            9,669,548.27      5.03         261,339.14      627      84.98      7.391
275,000.01-300,000.00                     30            8,783,161.57      4.57         292,772.05      631      89.03      7.222
300,000.01-325,000.00                     33           10,364,997.91      5.39         314,090.85      638      84.72      7.155
325,000.01-350,000.00                     38           12,809,240.71      6.66         337,085.28      652      85.98      7.161
350,000.01-375,000.00                     44           16,022,505.44      8.33         364,147.85      641      85.65      7.245
375,000.01-400,000.00                     29           11,254,987.90      5.85         388,103.03      634      84.56      7.159
400,000.01-417,000.00                     16            6,531,623.02      3.40         408,226.44      635      88.36      7.664
417,000.01-425,000.00                      7            2,945,347.00      1.53         420,763.86      638      86.06      7.232
425,000.01-450,000.00                     26           11,371,916.69      5.91         437,381.41      634      88.03      7.255
450,000.01-500,000.00                     27           12,751,603.79      6.63         472,281.62      646      87.85      6.968
500,000.01-600,000.00                     45           24,496,591.83     12.74         544,368.71      645      87.83      7.233
600,000.01-700,000.00                     18           11,730,432.41      6.10         651,690.69      644      87.50      7.408
700,000.01-800,000.00                      9            6,811,629.21      3.54         756,847.69      642      86.77      7.295
800,000.01-900,000.00                      3            2,513,421.17      1.31         837,807.06      628      75.05      7.402
1,000,000.01-1,100,000.00                  1            1,050,000.00      0.55       1,050,000.00      603      70.00      6.500
1,600,000.01-1,700,000.00                  1            1,631,000.00      0.85       1,631,000.00      692      70.00      5.575
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                      REMAINING TERM TO MATURITY OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
REMAINING TERM (MONTHS)                  LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

301-360                                   608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       ORIGINAL TERM TO MATURITY OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL TERM (MONTHS)                   LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

301-360                                   608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       62
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                     COMBINED LOAN-TO-VALUE RATIOS OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
COMBINED LTV (%)                         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

<25.01                                     1      $        91,000.00      0.05%     $   91,000.00      590      17.01%     8.490%
25.01-30.00                                2              230,400.00      0.12         115,200.00      643      27.23      6.863
30.01-35.00                                1              380,000.00      0.20         380,000.00      635      30.40      6.050
35.01-40.00                                1              648,000.00      0.34         648,000.00      606      36.00      8.300
40.01-45.00                                3              427,200.00      0.22         142,400.00      644      42.05      7.067
45.01-50.00                                4              928,899.46      0.48         232,224.87      609      48.16      6.472
50.01-55.00                                5              921,701.00      0.48         184,340.20      645      53.26      6.848
55.01-60.00                               12            3,683,662.94      1.92         306,971.91      630      58.59      6.908
60.01-65.00                               24            6,992,437.76      3.64         291,351.57      622      63.33      6.934
65.01-70.00                               33           12,867,836.42      6.69         389,934.44      631      68.94      6.641
70.01-75.00                               40           13,208,496.78      6.87         330,212.42      614      73.62      7.118
75.01-80.00                               65           23,040,832.43     11.98         354,474.35      629      79.56      7.144
80.01-85.00                               53           18,356,702.55      9.54         346,352.88      637      84.67      7.364
85.01-90.00                               91           34,521,750.86     17.95         379,359.90      642      89.64      7.575
90.01-95.00                               53           15,741,910.90      8.18         297,017.19      645      94.70      7.822
95.01-100.00                              220          60,314,962.98     31.36         274,158.92      649      99.98      7.450
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                     ORIGINAL LOAN-TO-VALUE RATIOS OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
ORIGINAL LTV (%)                         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

<25.01                                     1      $        91,000.00      0.05%     $   91,000.00      590      17.01%     8.490%
25.01-30.00                                2              230,400.00      0.12         115,200.00      643      27.23      6.863
30.01-35.00                                1              380,000.00      0.20         380,000.00      635      30.40      6.050
35.01-40.00                                1              648,000.00      0.34         648,000.00      606      36.00      8.300
40.01-45.00                                3              427,200.00      0.22         142,400.00      644      42.05      7.067
45.01-50.00                                4              928,899.46      0.48         232,224.87      609      48.16      6.472
50.01-55.00                                5              921,701.00      0.48         184,340.20      645      53.26      6.848
55.01-60.00                               13            3,995,662.94      2.08         307,358.69      626      59.33      6.826
60.01-65.00                               24            6,992,437.76      3.64         291,351.57      622      63.33      6.934
65.01-70.00                               33           12,935,725.10      6.72         391,991.67      631      69.68      6.670
70.01-75.00                               42           13,634,496.78      7.09         324,630.88      616      74.19      7.118
75.01-80.00                               281          81,661,106.69     42.45         290,608.92      643      94.08      7.303
80.01-85.00                               53           18,356,702.55      9.54         346,352.88      637      84.67      7.364
85.01-90.00                               91           34,521,750.86     17.95         379,359.90      642      89.64      7.575
90.01-95.00                               40           12,409,849.44      6.45         310,246.24      647      94.77      7.849
95.01-100.00                              14            4,220,861.50      2.19         301,490.11      638      99.83      8.909
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       63
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                           GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
STATE                                    LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

CA                                        216     $    85,079,813.11     44.23%     $  393,888.02      640      86.72%     7.029%
NY                                        47           19,302,186.22     10.03         410,684.81      643      84.45      6.996
FL                                        81           18,936,410.47      9.84         233,782.85      637      91.24      8.068
MA                                        34           11,413,937.92      5.93         335,704.06      648      84.96      7.513
AZ                                        28            6,497,214.81      3.38         232,043.39      632      85.33      7.617
VA                                        25            6,426,203.33      3.34         257,048.13      634      87.14      7.621
MD                                        15            6,186,191.65      3.22         412,412.78      625      81.54      7.421
NJ                                        19            5,887,462.03      3.06         309,866.42      622      82.99      8.345
HI                                        13            5,621,799.46      2.92         432,446.11      636      71.88      7.176
CO                                        13            3,593,256.21      1.87         276,404.32      643      93.62      7.137
GA                                        16            2,763,292.11      1.44         172,705.76      621      92.72      7.806
NV                                         8            2,242,673.30      1.17         280,334.16      651      86.77      7.256
MN                                         8            1,845,569.07      0.96         230,696.13      630      88.66      7.780
Other                                     85           16,559,784.39      8.61         194,820.99      636      91.07      7.811
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                            OCCUPANCY TYPES OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
OCCUPANCY TYPE                           LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Investment Property                        2      $       404,450.00      0.21%     $  202,225.00      656      84.36%     9.558%
Primary Residence                         604         191,238,224.08     99.42         316,619.58      638      86.68      7.340
Second Home                                2              713,120.00      0.37         356,560.00      679      92.68      7.115
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                              608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       MORTGAGED PROPERTY TYPES OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PROPERTY TYPE                            LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Condo                                     36      $     8,384,735.66      4.36%     $  232,909.32      647      89.45%     7.810%
Pud - Attached                             8            2,158,067.00      1.12         269,758.38      651      93.86      7.476
Pud- Detached                             59           17,729,097.29      9.22         300,493.17      638      89.09      7.408
One                                       457         144,554,355.92     75.15         316,311.50      637      86.48      7.295
2-4 Unit                                  48           19,529,538.21     10.15         406,865.38      641      84.15      7.428
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                              608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       64
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                        MORTGAGED LOAN PURPOSE OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
LOAN PURPOSE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Cash Out                                  322     $   105,421,087.93     54.81%     $  327,394.68      632      80.83%     7.279%
Purchase                                  256          78,764,406.41     40.95         307,673.46      646      94.85      7.439
Rate/Term Refinance                       30            8,170,299.74      4.25         272,343.32      639      83.69      7.254
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                              608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                  MORTGAGED LOAN DOCUMENTATION TYPES OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
DOCUMENTATION TYPE                       LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

Full Doc                                  296     $    80,254,149.07     41.72%     $  271,128.88      628      88.52%     7.251%
Limited                                    3            1,235,076.84      0.64         411,692.28      639      94.24      6.693
Stated Doc                                309         110,866,568.17     57.64         358,791.48      646      85.28      7.418
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL:                              608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       CREDIT SCORE DISTRIBUTION OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
CREDIT SCORE                             LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

500-524                                    2      $       379,800.00      0.20%     $  189,900.00      512      92.84%     9.527%
550-574                                    5            1,485,191.11      0.77         297,038.22      571      80.34      8.115
575-599                                   91           25,204,860.26     13.10         276,976.49      589      83.99      7.641
600-624                                   139          43,202,294.95     22.46         310,807.88      612      82.07      7.421
625-649                                   166          49,630,993.57     25.80         298,981.89      638      85.92      7.305
650-674                                   111          38,062,178.38     19.79         342,902.51      661      90.22      7.291
675-699                                   94           34,390,475.81     17.88         365,856.13      688      91.89      7.086
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       65
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                       PREPAYMENT PENALTY TERMS OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PREPAYMENT PENALTY TERM (MONTHS)         LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

0                                         110     $    32,179,989.63     16.73%     $  292,545.36      638      86.93%     7.913%
12                                        54           22,870,564.93     11.89         423,528.98      643      84.02      7.068
24                                        377         116,137,742.82     60.38         308,057.67      635      88.51      7.326
36                                        67           21,167,496.70     11.00         315,932.79      651      79.24      6.872
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                              LIEN TYPES OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
LIEN TYPE                                LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

First Lien                                608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                             GROSS MARGIN OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
MARGIN (%)                               LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

None                                      31      $    10,164,214.40      5.28%     $  327,877.88      641      76.76%     7.197%
3.500-3.999                                3              784,005.00      0.41         261,335.00      636      83.69      5.960
4.000-4.499                                7            3,675,476.54      1.91         525,068.08      666      73.96      5.947
4.500-4.999                               64           22,211,712.10     11.55         347,058.00      652      84.67      6.413
5.000-5.499                               148          49,439,074.95     25.70         334,047.80      644      85.60      6.840
5.500-5.999                               161          51,981,933.02     27.02         322,869.15      635      88.20      7.419
6.000-6.499                               100          29,460,770.03     15.32         294,607.70      631      88.08      7.967
6.500-6.999                               69           18,674,886.47      9.71         270,650.53      626      91.08      8.440
7.000-7.499                               19            4,603,221.57      2.39         242,274.82      618      93.48      8.898
7.500-7.999                                6            1,360,500.00      0.71         226,750.00      639      98.82      9.805
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       66
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                       INITIAL INTEREST RATE CAP OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
INITIAL RATE CAP (%)                     LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

None                                      31      $    10,164,214.40      5.28%     $  327,877.88      641      76.76%     7.197%
3.000                                     577         182,191,579.68     94.72         315,756.64      638      87.25      7.352
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                      PERIODIC INTEREST RATE CAP OF THE INTEREST-ONLY LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
PERIODIC RATE CAP (%)                    LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

None                                      31      $    10,164,214.40      5.28%     $  327,877.88      641      76.76%     7.197%
1.000                                     577         182,191,579.68     94.72         315,756.64      638      87.25      7.352
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                   MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
MAXIMUM MORTGAGE RATES (%)               LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

None                                      31      $    10,164,214.40      5.28%     $  327,877.88      641      76.76%     7.197%
11.000-11.499                              1              307,500.00      0.16         307,500.00      615      76.88      5.450
11.500-11.999                             18            7,049,449.42      3.66         391,636.08      649      74.60      5.757
12.000-12.499                             56           20,069,241.08     10.43         358,379.31      642      86.38      6.315
12.500-12.999                             124          47,090,759.56     24.48         379,764.19      643      84.70      6.771
13.000-13.499                             101          31,717,340.15     16.49         314,033.07      643      87.08      7.245
13.500-13.999                             115          36,220,662.23     18.83         314,962.28      637      89.45      7.766
14.000-14.499                             73           20,386,944.82     10.60         279,273.22      627      89.86      8.214
14.500-14.999                             58           12,980,028.13      6.75         223,793.59      625      91.46      8.705
15.000-15.499                             20            4,064,650.50      2.11         203,232.53      628      93.90      9.223
15.500-15.999                             10            1,977,003.79      1.03         197,700.38      621      95.40      9.715
16.000-16.499                              1              328,000.00      0.17         328,000.00      645     100.00     10.200
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       67
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                   MINIMUM MORTGAGE RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
MINIMUM MORTGAGE RATES (%)               LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

None                                      31      $    10,164,214.40      5.28%     $  327,877.88      641      76.76%     7.197%
5.000-5.499                                1              307,500.00      0.16         307,500.00      615      76.88      5.450
5.500-5.999                               18            7,049,449.42      3.66         391,636.08      649      74.60      5.757
6.000-6.499                               56           20,069,241.08     10.43         358,379.31      642      86.38      6.315
6.500-6.999                               124          47,090,759.56     24.48         379,764.19      643      84.70      6.771
7.000-7.499                               101          31,717,340.15     16.49         314,033.07      643      87.08      7.245
7.500-7.999                               115          36,220,662.23     18.83         314,962.28      637      89.45      7.766
8.000-8.499                               73           20,386,944.82     10.60         279,273.22      627      89.86      8.214
8.500-8.999                               58           12,980,028.13      6.75         223,793.59      625      91.46      8.705
9.000-9.499                               20            4,064,650.50      2.11         203,232.53      628      93.90      9.223
9.500-9.999                               10            1,977,003.79      1.03         197,700.38      621      95.40      9.715
10.000-10.499                              1              328,000.00      0.17         328,000.00      645     100.00     10.200
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                           INITIAL INTEREST RATE ADJUSTMENT DATE OF THE ADJUSTABLE RATE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               WEIGHTED
                                                                                                               AVERAGE
                                                                       PERCENTAGE                   WEIGHTED   COMBINED   WEIGHTED
                                       NUMBER OF                           OF          AVERAGE      AVERAGE    LOAN-TO-   AVERAGE
                                       MORTGAGE                         MORTGAGE      PRINCIPAL      CREDIT     VALUE      GROSS
INITIAL INTEREST RATE ADJUSTMENT DATE    LOANS     PRINCIPAL BALANCE     LOANS         BALANCE       SCORE      RATIO      COUPON
----------------------------------------------------------------------------------------------------------------------------------

None                                      31      $    10,164,214.40      5.28%     $  327,877.88      641      76.76%     7.197%
10/01/07                                   1              340,000.00      0.18         340,000.00      610      58.62      7.000
11/01/07                                  40           13,393,016.65      6.96         334,825.42      642      87.51      7.197
12/01/07                                  449         138,965,461.73     72.24         309,499.91      637      88.06      7.420
01/01/08                                  23            7,612,401.16      3.96         330,973.96      627      87.59      7.666
11/01/08                                   1              156,000.00      0.08         156,000.00      647     100.00      7.300
12/01/08                                  18            7,055,497.94      3.67         391,972.11      657      82.30      7.056
01/01/09                                   1              175,000.00      0.09         175,000.00      644      70.00      8.800
11/01/10                                   8            2,714,812.71      1.41         339,351.59      648      81.24      6.241
12/01/10                                  33           10,910,229.49      5.67         330,613.01      645      82.77      6.928
01/01/11                                   3              869,160.00      0.45         289,720.00      647      77.61      7.094
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                               608     $   192,355,794.08    100.00%     $  316,374.66      638      86.69%     7.344%
----------------------------------------------------------------------------------------------------------------------------------

                                       68
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1      $959,704,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             MARCH 7, 2006
--------------------------------------------------------------------------------

                       FOR MORE INFORMATION, PLEASE CALL:

               -------------------------------------------------
                          CITIGROUP GLOBAL MARKETS INC.
               -------------------------------------------------
               MORTGAGE FINANCE
               Philip Seares                        212-723-1145
               Michael Murai                        212-723-1256
               Kapil Dargan                         212-723-6195

               MORTGAGE ANALYTICS
               Shekhar Shah                         212-723-5386
               Neil Aggarwal                        212-723-6420

               MORTGAGE TRADING
               Matt Cherwin                         212-723-6325
               Eliot Rubenzahl                      212-723-6325

                                       69
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.